                                                                   Exhibit 10.32


                                                                     TRANSLATION


                               TITAN AFRICA, INC.





                             LOAN FACILITY AGREEMENT



                               THE FCFA EQUIVALENT

                               OF FRF 300,000,000



                                    ARRANGER


                              AFRICA MERCHANT BANK


                                DECEMBER 10, 1999





                              JEAN-FRANCOIS ADELLE

                                 BIGNON & LEBRAY
                                14, RUE PERGOLESE
                                   75116 PARIS

                                     - 2 -                           TRANSLATION


BY AND BETWEEN THE UNDERSIGNED:


1) TITAN AFRICA, INC., a corporation organized under the laws of Delaware (United States of America) having its principal office at 3033 Science Park Road, San Diego, California 92121 (United States of America), incorporated on December 16, 1998, represented by Mr. Ray H. Guillaume as Assistant Treasurer, duly authorized for the purpose hereof, hereinafter referred to as the "Borrower",

                                                         PARTY OF THE FIRST PART

AND:

2) OFFICE DES POSTES ET TELECOMMUNICATIONS of the State of Benin, a state-owned company with stated capital of FCFA 7,065,000,000, the exclusive provider of telecommunications services in the territory of Benin, having its principal office at 01 BP 5959 Cotonou, Republic of Benin, created by decree No. 89-156 of April 25, 1989, represented by Mr. Barthelemy Agnan, duly authorized for the purpose hereof, hereinafter referred to as "O.P.T.B." or the "Guarantor".

                                                        PARTY OF THE SECOND PART

3) BANQUE BELGOLAISE, a corporation (SOCIETE ANONYME) organized under Belgian law, with stated capital of BEF 1,000,000,000, having its principal office at Cantersteen I, 1000 Brussels, Belgium.

      Represented by its Paris branch, registered in the Paris Register of Commerce and Companies under No. B 411.858.731 and domiciled at 6, avenue Velasquez, 75008 Paris, represented by Messrs. Idelphonse Affogbolo and Mr. Joel Krief, duly authorized for the purpose of this Agreement, acting in its own name and as agent of a syndicate of Banks, and as Arranger through its Africa Merchant Bank investment bank division,

                                      hereinafter referred to in its capacity as
                                             agent as the "International Agent",
                              and in its capacity as arranger as the "Arranger",


                                                         PARTY OF THE THIRD PART

4) ECO BANK BENIN, a corporation (SOCIETE ANONYME) with stated capital of FCFA 1,500,000,000 having its principal office at rue du Gouverneur Bayol, BP 1280 Cotonou, Republic of Benin, registered in the Cotonou Commercial Register under No. 15,054-B represented for the purpose hereof by Mr. Fogan Sossah, Managing Director Vice President (DIRECTEUR GENERAL), duly authorized by virtue of the power of attorney attached hereto in APPENDIX 1A,


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                                     - 3 -                           TRANSLATION


      Acting in its own name and in its capacity as a member of the banking syndicate participating in cash and risk,


                                                        PARTY OF THE FOURTH PART


5) BANQUE OUEST AFRICAIN POUR LE DEVELOPPEMENT, an international non-governmental organization having its principal office at 68 avenue de la Liberation, BP 1172, Lome (Togo) represented by Mr. _____________, Chairman of the Board, duly authorized for the purpose hereof by virtue of the power of attorney attached hereto in APPENDIX 1.A,

      Acting in its own name and as a member of the banking syndicate participating in cash and risk,

                                           hereinafter referred to as "B.O.A.D."

                                                         PARTY OF THE FIFTH PART


6) BANQUE INTERNATIONALE DU BENIN, a corporation (SOCIETE ANONYME) with stated capital of FCFA 3,000,000,000 having its principal office at Carrefour des Trois Banques, Avenue Giran, 03 BP 2098 Jericho Cotonou, Republic of Benin, registered in the Cotonou Commercial Register under No. 15,125-B, represented for the purpose hereof by Mr. Dave Lafiaji, Executive Manager (DIRECTEUR EXECUTIF), duly authorized by virtue of the power of attorney attached hereto in APPENDIX 1.A,

      Acting in its own name and as a member of the banking syndicate participating in cash and risk,

                                                         PARTY OF THE SIXTH PART

7) CONTINENTAL BANK BENIN, a corporation (SOCIETE ANONYME) with stated capital of FCFA 3,600,000,000 having its principal office at Carrefour des Trois Banques, Avenue Jean-Paul II, BP 2020 Cotonou, Republic of Benin registered in the Cotonou Commercial Register under No. 16,584-B, represented for the purpose hereof by Mr. Michel D'Almeida, General Manager (DIRECTEUR GENERAL), duly authorized by virtue of the power of attorney attached hereto in APPENDIX 1.A,

      Acting in its own name and as a member of the banking syndicate participating in cash and risk;

                                                       PARTY OF THE SEVENTH PART


8) BANK OF AFRICA BENIN, a corporation (SOCIETE ANONYME) with stated capital of FCFA 3,600,000,000 having its principal office at 08 BP 0879 Tri Postal, Avenue Jean-Paul II, Cotonou, Republic of Benin, registered in the Cotonou Commercial Register under No. 15,053-B represented for the purpose hereof by Mr. Rene Formey de Saint

                                     - 4 -                           TRANSLATION


      Louvent, duly authorized by virtue of the power of attorney attached hereto in APPENDIX 1.A,

      Acting in its own name and as Local Agent (hereinafter referred to in its capacity as Local Agent as the "Local Agent") and as a member of the banking syndicate participating in cash and risk;

                                                        PARTY OF THE EIGHTH PART

      the banks which are the parties of the fourth, fifth, sixth, seventh and eighth (aside from its mission as Local Agent) parts are collectively referred to herein as the "Banks",

                                     - 5 -                           TRANSLATION


                                    CONTENTS


                                                                                                        PAGES
ARTICLE 1 - DEFINITIONS....................................................................................7

ARTICLE 2 - THE FACILITY..................................................................................11

ARTICLE 3 - TERM OF THE FACILITY..........................................................................12

ARTICLE 4 - DRAWDOWNS - ADVANCES..........................................................................12

ARTICLE 5 - ACCOUNTING AND REPRESENTATION OF THE FACILITY.................................................13

ARTICLE 6 - ASSIGNMENT OR TRANSFER........................................................................14

ARTICLE 7 - INTEREST......................................................................................15

ARTICLE 8 - LATE-PAYMENT INTEREST.........................................................................15

ARTICLE 9 - FEES..........................................................................................16

ARTICLE 10 - REPAYMENTS - PAYMENTS - NO RECOURSE..........................................................16

ARTICLE 11 - GUARANTIES...................................................................................20

ARTICLE 12 - BORROWER'S REPRESENTATIONS AND WARRANTIES....................................................24

ARTICLE 13 - BORROWER'S COVENANTS.........................................................................24

ARTICLE 14 -  CONDITIONS PRECEDENT TO THE RIGHT TO
              FIRST DRAWDOWN..............................................................................26

ARTICLE 15 - NEW CIRCUMSTANCES............................................................................27

ARTICLE 16 - ACCELERATION.................................................................................28

ARTICLE 17 -  INTERNATIONAL AGENT.........................................................................28

ARTICLE 18 - LOCAL AGENT..................................................................................30

ARTICLE 19 - MISCELLANEOUS................................................................................31

ARTICLE 20 - GOVERNING LAW AND CHOICE OF FORUM............................................................34

ARTICLE 21 - APPENDICES...................................................................................35


                                     - 6 -                           TRANSLATION


RECITALS:


(A) The Borrower is an indirect wholly-owned subsidiary of The Titan Corporation, a Delaware (United States of America) corporation having its principal office at 3033 Science Park Road, San Diego, California 92121 (United States of America) which is listed on the New York Stock Exchange. Among its businesses, the Titan group develops satellite telecommunications and rural telephony systems and supplies related telecommunications services.

(B) For the purpose of a vast investment program designed to increase the capacity of its telephone network and the accessibility of telecommunications services for the Benin population, the O.P.T.B., which has a monopoly on the supply of all telecommunications services in the territory of Benin, has awarded The Titan Corporation a BUILD, CO-OPERATE AND TRANSFER contract dated August 17, 1999, which has been assigned to the Borrower (hereinafter referred to as the "BCT Contract"), for the supply to O.P.T.B. of turnkey telecommunications equipment designed to extend and modernize fixed-line, traditional and cellular telephone networks and to provide technical assistance with the installation and operation of said equipment (said program hereinafter referred to as the "Project").

(C) The BCT Contract has a term of nine years from the date on which the Project financing is arranged. The Project covered by the BCT Contract is divided into five phases (hereinafter the "Phases"):

     1.  installation of a VSAT satellite telecommunications system;
     2.  installation of a GSM network for 20,000 subscribers;
     3. installation of a switch with a capacity of 20,000 subscribers in Parakou;
     4.  installation of a fiber optic cable linking Cotonou to Parakou;
     5. implementation of several rural wireless local loops ("WLL") for 15,000 subscribers.

Phase 2 represents the GSM portion of the Project and the remaining Phases represent the non-GSM portions of the Project.

(D) The BCT Contract stipulates that the Borrower will remain the owner of the Equipment relating to all Phases of the Project until complete repayment of the financing for all Phases.

(E) However, prior to any transfer of title in the said Equipment, the right to operate the Equipment shall be licensed by the Borrower to O.P.T.B., the Borrower retains the right to inspect the operation of the Equipment via a joint monitoring committee, composed of three representatives of Titan, one representative of O.P.T.B., and one representative of the Local Agent without a vote (hereinafter the "Joint Monitoring Committee").

(F) The BCT Contract provides that the financing of the Equipment will be procured by the Borrower. The BCT Contract stipulates that the revenue generated by the Equipment supplied under the Project will be divided between O.P.T.B. and the Borrower until complete repayment under the Facility and for three or five years, as the case may be, following the date of said repayment. In order to identify and segregate Project revenues, the GSM portion of the Project and the non-GSM portions of the Project that generate revenue must each be equipped

                                     - 7 -                           TRANSLATION


with an independent invoicing and management system linked directly to the supervision centers of O.P.T.B. and the Borrower.

(G) Lastly, the BCT Contract stipulates that the Borrower's obligations in connection with the execution of the Project may be transferred to a company organized under Benin law that is wholly owned by the Borrower.

(H) In order to perform its obligations in connection with Phases 2 to 5 of the BCT Contract, the Borrower has signed a Master Supply and Service Agreement (hereinafter referred to as the "Master Agreement") with Alcatel Contracting SA (hereinafter referred to as "ALCO"), a 95%-held Alcatel subsidiary, to supply the required equipment and to provide O.P.T.B. with technical assistance during the first few months of operation. The entry into force of the Master Agreement is subject to the execution of a credit facility agreement to finance Phases 2 to 5 of the Project.

(I) Under these circumstances, the Arranger has organized a banking syndicate comprised of the Banks in order to grant the Borrower a medium-term facility for the equivalent of FRF 300,000,000 (three hundred million French francs), that is, as of this date, FCFA 30,000,000,000 (thirty billion Francs CFA), to be granted in Francs CFA by Benin and WAEMU banks, on the terms and in consideration of the security interests and guaranties provided for herein, including a first demand guaranty granted by O.P.T.B., O.P.T.B.'s assignment of all net revenues generated by the Equipment supplied under the Project to a Pledged Project Account, and a lien on all of the Alcatel equipment. It is agreed that this Facility will be repaid out of net revenues. This Facility is non-recourse with respect to the Borrower and its Affiliates, and in the event that the amounts credited to the Pledged Project Account are insufficient to insure repayment of the Facility the difference will be paid by the security interests and guaranties granted to the Banks, to the Arranger, to the International Agent, and to the Local Agent under this Agreement.

(J) The proceeds put at the Borrower's disposal shall be used exclusively to finance Phases 2 to 5 of the Project, on the understanding that Phase 2, which is already underway, has entailed the implementation of a bridge loan in the principal amount of FRF 50,000,000, (fifty million French Francs) which will be entirely repaid out of the first Drawdown under the present facility.

(K) The Borrower undertakes to use and repay the loan on the following terms and conditions.


NOW THEREFORE IT HAS BEEN AGREED AS FOLLOWS:


                           ARTICLE 1 - DEFINITIONS


ADVANCE: amount made available to the Borrower in FCFA under the Facility as a Drawdown.

                                     - 8 -                           TRANSLATION


AFFILIATES: any person(s) who, directly or indirectly, through one or more intermediaries, control(s), is/are controlled by and/or are ultimately under the common control of the Borrower or The Titan Corporation. For the purposes of this definition, "control" shall mean the power to directly or indirectly influence or direct the management or policy of the person in question, whether through ownership of voting stock, an equity interest, by contract or otherwise. As an exception to the foregoing, O.P.T.B. will not be considered to be an Affiliate hereunder.

AGREEMENT: this loan facility agreement, including its appendices, and any subsequent amendments or supplementary agreements hereto.

ALCATEL EQUIPMENT: all equipment and machinery to be built by ALCO and supplied to the Borrower pursuant to the Master Agreement for implementation and completion of Phases 2 to 5 of the Project and which will be subject to a lien in favor of the Banks, the Arranger, the International Agent and the Local Agent, in accordance with Article 11.3 hereof. A list of the equipment expected to be supplied to the Borrower is attached hereto in APPENDIX 1.C.

ALCO: Alcatel Contracting S.A., as defined in recital (H) above.

ARRANGER: Africa Merchant Bank, as defined in section 3) of the list of parties.

BANKS: each of the Benin and WAEMU banks set forth in 4), 5), 6), 7) 8) of the list of parties above, (i) participating in cash and risk connected with the Facility in the amounts and percentages indicated in APPENDIX 1.B. (other than those who cease to be a party hereto in accordance with Article 6 hereof) it being specified that B.O.A.D. will only participate in the syndicate beginning on the date it executes this Agreement, after having been duly authorized to do so by its board of directors, provided however that said date shall not be later than April 30, 2000, failing which the provisions of Clause 4.2 hereof shall apply, and (ii) any financial institution that has become a party hereto in accordance with Article 6 herebelow.

BCT CONTRACT: a Build, Co-operate and Transfer agreement as defined in recital
(B) above.

BORROWER:  Titan Africa, Inc. as defined in 1) of the list of parties.

BRIDGE LOAN: loan in the principal amount of FRF 50,000,000 between O.P.T.B. and Banque Belgolaise pursuant to a loan agreement dated August 19, 1999 for the implementation of Phase 2.

BUSINESS DAY: any full day (except Saturday and Sunday) on which banks are open in mainland France and which is not a non-working day or a holiday in Benin.

COMMITMENTS: in relation to a Bank, at any time and except as otherwise provided in this Agreement, the amount which said Bank undertakes to put at the disposal of the Borrower in accordance with this Agreement.

DAY:  calendar day.

DISTRIBUTABLE REVENUES:  the amounts defined in Clause 10.1.2.3. hereof.

                                     - 9 -                           TRANSLATION


DOMICILED ACCOUNT: an account opened in O.P.T.B.'s name on the books of Bank of Africa Benin to which O.P.T.B. irrevocably undertakes to deposit all Project Revenues until complete repayment of the Facility and the financing for the Titan Equipment.

DRAWDOWN: the Borrower's use of the Facility by means of one or more Advances.

EQUIPMENT:  the Alcatel Equipment and the Titan Equipment.

EURO: The single currency that will be legal tender in the member states of the European Monetary Union ("EMU") when such currency is introduced and recognized as such by applicable regulations in the European Union and/or the French Republic.

EXECUTION DATE: the last day on which the Agreement is executed by all of the Parties with the exception of B.O.A.D. with regard to which the Agreement will enter into force on the date it signs the Agreement after having been duly authorized to do so by its board of directors, and in any event no later than April 30, 2000.

FACILITY: the total principal amount of the loan in FCFA, i.e. the equivalent of FRF 300,000,000 that the Banks agree to lend to the Borrower under the Agreement.

FINAL REPAYMENT DATE: December 31, 2003, at the latest.

FRANC CFA OR FCFA: the currency of the African Financial Community or any currency that may take its place and is legal tender in Benin.

FRENCH FRANCS OR FRF: the currency that is legal tender in the French Republic. Any reference to FRF in this Agreement must be understood as a reference to the Euro for the purpose of this Agreement after the French franc ceases to be legal tender in France.

GUARANTOR:  O.P.T.B., as defined in section 2) of the list of parties above.

INTEREST PERIOD: each period of six calendar months commencing on January 1 or July 1 of each year during the term of the Facility, beginning with the first Drawdown. If the proceeds from a Drawdown are credited to the Titan Africa Facility Account before January 1, 2000, the first Interest Period shall end on June 30, 2000.

JOINT MONITORING COMMITTEE: committee as defined in recital (E).

LOCAL AGENT: a Bank established in Benin, appointed by the International Agent or any other bank in Benin or the WAEMU designated in accordance with Clause
18.9 hereof, in order to monitor the Facility and to carry out certain tasks in Benin for which the International Agent is responsible under this Agreement.

MAJORITY BANKS: one or more Banks whose aggregate Commitments at any given time account for more than 66 2/3 % of the amount of the Overall Commitment.

MASTER AGREEMENT: the supply agreement defined in recital (H) above.

NET REVENUES:  Project Revenues less Project Expenses.

                                    - 10 -                           TRANSLATION


O.P.T.B.: Office des Postes et Telecommunications du Benin, as defined in section 2) of the list of parties.

OVERALL COMMITMENT: the aggregate sum of all Commitments.

PARTIES: the parties to this Agreement, i.e. the Arranger, the Banks, the Borrower, the Guarantor, the International Agent and the Local Agent, and/or their assignees and/or successors.

PAYMENT DATE: any date as defined in Clause 10.1.2.1.

PAYMENT SCHEDULE: schedule for repayment of the Facility, as defined in Appendix 10.1.1.

PHASE: one of the five Phases of the Project as defined in Recital (C) above.

PLEDGED O.P.T.B. ACCOUNT:  the account defined in Clause 10.1.2.3. hereof.

PLEDGED PROJECT ACCOUNT: an account opened in the Borrower's name on the books of the Local Agent and pledged in favor of the Banks, the Arranger, the International Agent and the Local Agent, to which O.P.T.B. irrevocably undertakes to deposit all Net Revenues, until repayment in full of all amounts owed by the Borrower under the Agreement and the financing for the Titan Equipment.

PROJECT: the turnkey telecommunications equipment project defined in recital
(B).

PROJECT EXPENSES: all of the Borrower's costs, expenses and other amounts expended or incurred by the Borrower in connection with or relating to the Project. The assumptions used as a basis for the corresponding "Project Costs & Expenses" line item on page 9 of a document titled "Financial Model", which page is attached in APPENDIX 1.E, serve as illustrations of Project Expenses but are non-binding.

PROJECT REVENUES: with respect to each Reference Period, (i) all revenues billed and actually received by O.P.T.B. during such period that are generated by the operation of the Equipment or, for those which do not give rise to billing, the revenues actually received, plus (ii) all amounts paid during such period by O.P.T.B. to the Domiciled Account pursuant to Clause 11.1.2. in the event of non-payment of revenues billed pursuant to (i).

REFERENCE PERIOD: Any period of time running between the due date of each batch of bills issued by O.P.T.B. and the due date of the following batch.

SUBSIDIARY: any company in which the Borrower directly or indirectly holds more than 50% of the voting rights of the issued capital.

TITAN: The Titan Corporation and/or any company directly or indirectly controlled by The Titan Corporation.

TITAN AFRICA FACILITY ACCOUNT: facility account in FCFA opened in the Borrower's name on the books of the Local Agent and pledged in favor of the Banks.

                                    - 11 -                           TRANSLATION


TITAN EQUIPMENT: all equipment and machinery to be manufactured by Titan in connection with Phase 1 of the Project, listed in APPENDIX 1.D.

USE AND AMORTIZATION TABLE: use and amortization table for the financing of the Titan Equipment as defined in Clause 10.1.2.1.

WAEMU:  the West African Economic and Monetary Union.


                           ARTICLE 2 - THE FACILITY


The Facility granted by the Banks to the Borrower on the terms and subject to the conditions contained herein, is a loan in an aggregate amount of the FCFA equivalent at the time of the Drawdown(s) of FRF 300,000,000 (three hundred million French francs), intended to finance the Borrower's requirements in connection with the purchase and installation in Benin of the Alcatel Equipment, i.e., payment of the Alcatel Equipment and technical assistance for its start-up and operation, as supplied by ALCO, and repayment of the Bridge Loan.

It is specified that the amount of the Facility is limited to the FCFA equivalent of FRF 250,000,000 until the Agreement comes into force with respect to B.O.A.D. in accordance with the provisions of the paragraph in Article 1 hereof entitled "Banks", for the FCFA equivalent of FRF 50,000,000. Until the Agreement comes into force with respect to B.O.A.D., the Banks will finance the entirety of the Drawdowns up to the FCFA equivalent of FRF 250,000,000.

The execution of this Agreement by B.O.A.D. with respect to the parties will bring the amount of the Facility to the CFA franc equivalent of FRF 300,000,000, it being understood that (i) B.O.A.D. will rank PARI PASSU with the sureties and guaranties defined in Clause 10.1.2.3 and Article 11 under the Agreement and
(ii) B.O.A.D. will participate in all of the Advances made beginning with its participation in the syndicate until it has reached one-sixth of the amount of the Advances made prior to its joining but up to a limit of the amount of its participation, i.e. the FCFA equivalent of FRF 50,000,000.

Failing execution of the Agreement by B.O.A.D. on or before April 30, 2000, the International Agent will use its best efforts to obtain as soon as possible from the Banks and/or any credit establishments one or more participations in the Facility in an aggregate amount of the FCFA equivalent of FRF 50,000,000. Until the date when this/these engagement(s) are formalized and take effect, the amount of the Facility will remain at the FCFA equivalent of FRF 250,000,000.

The aggregate amount of the outstanding Drawdowns shall at no time exceed the amount of the Facility.

                                    - 12 -                           TRANSLATION


                           ARTICLE 3 - TERM OF THE FACILITY


The Facility is granted for a term commencing on the Execution Date and ending on the Final Repayment Date.


                           ARTICLE 4 -DRAWDOWNS - ADVANCES


4.1 FORMS AND CONDITIONS OF THE DRAWDOWN NOTICES

Subject to the conditions precedent stipulated in Article 14, and provided that no event of acceleration has occurred, the Borrower shall be entitled to make Drawdowns on any Business Day during the term of the Facility, on the understanding that the Local Agent must be previously notified thereof by tested telex or by fax received by the Local Agent five (5) Business Days before the contemplated Drawdown date; a copy of this tested telex or fax must also be faxed to the International Agent and immediately confirmed to the Local Agent by mail.

The first Drawdown notice, in the form of APPENDIX 4.1A, shall specify the amount and the date of the contemplated Advance with reference to the Agreement.

All subsequent Drawdown notices, which must be in the form of APPENDIX 4.1B, shall specify the amount and the date of the contemplated Advance(s), with reference to the Agreement.

Simultaneously with each Drawdown notice, except in the case of the first Drawdown as concerns repayment of the Bridge Loan, the Borrower must provide the Local Agent with documents reasonably evidencing the order(s) placed by the Borrower which are to be paid out of the proceeds of the requested Advance(s).

The Drawdown notice shall be irrevocably binding on the Borrower in all of its terms. The "Titan Africa Facility Account" will be credited with the amount of the Advance specified in the Drawdown notice, subject to compliance with the terms of the Agreement with respect to the right to make a Drawdown and provided that at the date of the Drawdown by the Borrower, no acceleration event has occurred and not been remedied.

No Drawdown may exceed the total amount of the Facility. The aggregate amount of the Advances may not exceed the amount of the Facility at any time during the term and performance of the Facility.

The Borrower shall no longer have the right to make Drawdowns after June 30, 2001.


4.2 NOTICE OF FUNDING REQUESTS TO THE BANKS

Upon receipt of the Drawdown notice and no later than four (4) Business Days before each Drawdown, the Local Agent shall inform the Banks of the amount of the Advance to be paid

                                    - 13 -                           TRANSLATION


by each of them in accordance with their respective participations in the Facility. Each of the Banks so informed shall make the transfer corresponding to its participation onto the Local Agent's books no later than one (1) Business Day before the Drawdown date specified in the Drawdown notice and, upon receipt of such funds, the Local Agent shall credit to the Titan Africa Facility Account on the Drawdown date the amounts requested in the Drawdown notice.

On the Drawdown date, the Local Agent undertakes to have the amounts specified in the Drawdown notice, subject to the Borrower's having satisfied all conditions precedent to the disbursement of said amounts.

In the event of default by one or more of the Banks, said default shall not in any case release the other Banks from their obligations. The other Banks shall, no later than the Drawdown date, assume and transfer to the Local Agent the entirety of the amount of the participation of the defaulting Bank(s) up to the amount of said default. The share(s) of the defaulting Banks shall be allocated between/among the remaining Banks pro rata in accordance with their respective participations.

The Local Agent shall inform the International Agent as soon as the amount of the Advance has been deposited by the Banks in the "Titan Africa Facility Account".


4.3 IDENTITY OF THE AUTHORIZED SIGNATORY

The Borrower warrants and represents that it will assume any and all consequences of erroneous or unauthorized use of the identity of the persons authorized by it to issue instructions by fax, subject to formal verification by the Local Agent of the apparent conformity of the signature compared with the officially authorized signature on file.

The Borrower undertakes not to dispute the acceptance and execution of an operation directly requested by the Borrower or, on the contrary, refusal to execute such an operation by the Local Agent. The Borrower shall assume all consequences of the acceptance and execution of an operation or refusal by the Local Agent to execute an operation and undertakes to indemnify the Local Agent for any action or liability, including costs and expenses that may be incurred by the Local Agent as a result of a breach of the Borrower's obligations under this Agreement. However, in the event of negligence or a wrongful act (FAUTE) by the International Agent or the Local Agent, the Borrower shall be entitled to challenge the acceptance and execution of an operation or the refusal to execute an operation.


            ARTICLE 5 - ACCOUNTING AND REPRESENTATION OF THE FACILITY


5.1 The Local Agent shall open on its books in the name of the Borrower an account bearing number ____________ entitled "Titan Africa Facility Account", which shall be used exclusively for Facility operations.

                                    - 14 -                           TRANSLATION


5.2 The Titan African Facility Account will be credited by the Local Agent with the amount of each Advance granted by the Banks pursuant to the Drawdowns requested by the Borrower.

5.3 Funds made available in connection with the Facility may only be credited to the Titan Africa Facility Account.

5.4 Any amounts owed by the Borrower under the Agreement, including principal, interest, late-payment interest, costs, and incidental expenses, shall be debited by the Local Agent from the Titan African Facility Account upon instructions from the Borrower to the Local Agent. If instructions have not been received 2 (two) Business Days prior to the scheduled payment date of the amounts due, the Local Agent shall be authorized to directly debit such funds from the Titan Africa Facility Account on the scheduled payment date.

5.5 Notwithstanding the foregoing or any other provision to the contrary contained in this Agreement, neither the Arranger, the Banks, the International Agent nor the Local Agent shall have the right to set off any amounts due under the Agreement with the proceeds of any Advance.


                           ARTICLE 6 - ASSIGNMENT OR TRANSFER


6.1 BORROWER

The Borrower shall in no event be entitled to assign or transfer its rights and obligations under the Agreement without the prior written approval of the Majority Banks.


6.2 BANKS

Each Bank shall be entitled to assign or transfer all or part of its rights and obligations under the Agreement (but in the case of a partial assignment or transfer, in an amount no less than the FCFA equivalent of FRF 10,000,000) to any home office, parent company, branch or subsidiary or to any credit institution that accepts the assignment or transfer (and in the case of an assignment or transfer to a credit institution, provided the Borrower has given its prior written approval, which approval shall be deemed to have been given if the Borrower does not reply within fifteen (15) Business Days from the notice sent to it).

Notwithstanding the foregoing, no Bank may assign or transfer any of its rights or obligations under this Agreement without the prior written consent of the Borrower where such assignment or transfer would be reasonably likely to result in any increased cost or other liability to the Borrower pursuant to Article 15 or Clause 19.4 hereof.

The assigning or transferring Bank shall send the International Agent, with a copy to the Borrower, a notice of the proposed assignment or transfer in the form of APPENDIX 6.2, on the understanding that for each assignment or transfer the assigning or transferring Bank shall pay the International Agent the lump sum of FRF 100,000, excluding taxes, intended to cover the administrative costs incurred by the International Agent in connection with such assignment or transfer.

                                    - 15 -                           TRANSLATION


Upon notifying the Borrower of completion of the assignment or transfer, the assigning or transferring Bank shall be released from its obligations toward the Borrower in the amount of the assigned or transferred Commitment and the Borrower shall be released from its obligations toward the assigning or transferring Bank.



                           ARTICLE 7 - INTEREST


7.1 INTEREST RATE

Each Advance shall bear interest from the date on which the Advance is made available at a fixed rate of 9.5% per annum which includes any taxes that may be applicable to the interest payments.


7.2 CALCULATION OF INTEREST

Interest shall be based on the real number of Days that have passed during the relevant Interest Period and a year of three hundred sixty (360) Days.


7.3 PAYMENT OF INTEREST

The Borrower shall pay interest on the last Day of each Interest Period.

The last Day of an Interest Period shall in no event fall after the Final Repayment Date.


7.4 COMPOUNDING OF INTEREST

Interest shall be compounded at the rate set forth above if it has not been paid one year after the day it falls due.


                        ARTICLE 8 - LATE-PAYMENT INTEREST


8.1 LATE-PAYMENT INTEREST RATE

Any amount due, including principal, interest, fees, costs and incidental expenses, not paid or not repaid by the Borrower within two (2) Business Days after its due date, and forming the debit balance of the Titan Africa Facility Account, shall automatically accrue interest without notice from its due date until the Day of actual payment or repayment, at a rate of 9.5% per annum plus 4% per annum which includes any taxes that may be applicable.

                                    - 16 -                           TRANSLATION


8.2 CALCULATION OF LATE-PAYMENT INTEREST

[Late-payment] interest shall be calculated based on the number of Days that have passed between the due date for any amount owed by the Borrower and (but excluding) the date on which it was actually repaid, based on a three-hundred-sixty-(360) Day year.

Application of late-payment interest shall not be construed as granting additional time for payment, nor as waiving any right arising under this Agreement and, in particular, the acceleration clauses set forth in Article 16 shall remain in effect.

The Local Agent and Banks waive late-payment interest in the event that the Local Agent. acting on behalf of the Banks, the Arranger, the International Agent, and the Local Agent, does not enforce one or more of the guaranties in Clauses 11.2 through 11.4 within 30 Days following the observation of a default in payment of all amounts due and payable by the Borrower.


8.3 COMPOUNDING OF LATE-PAYMENT INTEREST

Late payment interest shall be compounded at the rate set forth above if it has not been paid one year after the day it falls due.


                                ARTICLE 9 - FEES


The Borrower shall owe the Arranger, International Agent and Local Agent Arranger's fees, International Agent fees, and Local Agent fees the amounts and methods of payment of which will be the subject of separate agreements between each of them and the Borrower.


                ARTICLE 10 - REPAYMENTS - PAYMENTS - NO-RECOURSE


10.1 REPAYMENT


10.1.1 SCHEDULE


All amounts due under this Agreement, including principal, interest, late-payment interest, fees and incidental expenses, shall be repaid in full by the Final Repayment Date at the latest.

Any payment of principal and interest due under the Facility will be repaid or paid in seven (7) semi-annual installments, on the due date for each Interest Period, the first being December 31, 2000 and the last December 31, 2003, in accordance with the Payment Schedule in APPENDIX 10.1.1 hereto, with the exception however of the first interest due date, which will be payable on June 30, 2000. If the entire Facility has not been made available to the Borrower by NOVEMBER 30, 2000 at the latest, the parties agree to meet as soon as possible

                                    - 17 -                           TRANSLATION


at the request of either of them to determine jointly and in good faith possible changes to be made to the Payment Schedule, as well as to the Use and Amortization Table in APPENDIX 10.1.2.1. The new Payment Schedule will provide for equal semi-annual installments for the remaining six-month periods.

The parties nevertheless agree to meet between April 30, 2000 and May 31, 2000 in order to discuss the conditions of the use of the Facility and to determine, as necessary, the adjustments to be made to the Payment Schedule.

The Borrower undertakes to pay the Local Agent for the benefit of the Banks and the Local Agent the amounts due in connection with the Facility, including principal, interest, late-payment interest, costs, fees of the Local Agent and incidental expenses, and to the International Agent the amounts due as Arranger and International Agent fees on the Day they fall due, respectively, without any withholding or deduction of any present or future tax, duty, levy or other costs.

Repayments on the Facility as provided for under the Agreement shall be sent to the Local Agent, which shall immediately advise the International Agent thereof, with the value date as of the repayment date, under the reference: "PROJET BCT/TITAN AFRICA, INC. - CONVENTION DE FACILITE EN DATE DU 10 DECEMBRE 1999 (BCT Project/Titan Africa, Inc. - Loan Facility Agreement dated December 10, 1999)".


10.1.2 REPAYMENT MECHANISM


10.1.2.1 TRANSFER OF NET REVENUES TO THE PLEDGED PROJECT ACCOUNT

The Parties agree that the amounts of Net Revenues credited to the Pledged Project Account shall be applied to repay or pay all amounts due by the Borrower in connection with the Agreement and all amounts due to Titan from O.P.T.B. in connection with the financing of the Titan Equipment. In accordance with Article 5 hereof, the Local Agent shall debit from the Pledged Project Account on their Payment Date, (i) any amounts owed by the Borrower with respect to this Agreement, which amount is to be credited to the Titan Africa Facility Account, and (ii) an amount equal to the amounts owed to Titan by O.P.T.B. in connection with the financing of the Titan Equipment, such amount to be paid by the Local Agent on behalf of O.P.T.B. as Titan may direct.

Each Payment Date shall fall on the last Day of an Interest Period. If however a Payment Date falls on a Saturday, Sunday, holiday or non-working day in Benin, repayment shall be postponed until the first Business Day following the initial repayment date, unless such postponement causes the repayment to fall in the next calendar month, in which case the repayment date shall be the Business Day immediately preceding the initial repayment date.

For the purposes of this Agreement, "Payment Date" shall mean (i) with respect to the Facility, the date on which a payment of principal and interest or interest alone with respect to the first Interest Period, is due and payable in accordance with Article 10 hereof; and (ii) with respect to the financing for the Titan Equipment, the date on which an installment payment is

                                    - 18 -                           TRANSLATION


due and payable in accordance with the Use and Amortization Table prepared by the International Agent on behalf of the Borrower for the BCT Contract.

The Use and Amortization Table shall be prepared by the International Agent on behalf of the Borrower such that (i) the Payment Dates for the Titan Equipment financing match the Payment Dates for the Facility, and (ii) the last payment owed by O.P.T.B. to Titan for the Titan Equipment financing shall be payable on the Final Repayment Date.


10.1.2.2 PLEDGED PROJECT ACCOUNT SHORTFALL

In the event that the Net Revenues are insufficient to repay in full all amounts due and payable in accordance with the Use and Amortization Table and the Payment Schedule, the Net Revenues shall be first applied to repayment of all amounts due by the Borrower under the Agreement and thereafter to amounts due for Titan Equipment financing. No shortfall in Net Revenues (i) with respect to amounts due and payable by the Borrower under the Agreement, shall grant the Banks, the Arranger, the International Agent or the Local Agent any right of recourse against the Borrower but shall instead entitle the Banks, the International Agent, the Arranger, and the Local Agent to exercise their rights under the guaranties and security interests referred to in Clauses 11.2 through
11.4 hereof, and (ii) with respect to amounts due and payable for Titan Equipment financing, shall promptly be paid by O.P.T.B. to the Borrower by deposit to the Pledged Project Account in immediately available funds.

For the application of (ii) above, the Local Agent undertakes promptly to notify O.P.T.B. of any shortfall in funds permitting repayment in full of amounts due under the Titan Equipment financing; in addition, any amount received from O.P.T.B. for this purpose shall be used only for the repayment of the Titan Equipment financing.


10.1.2.3 DISTRIBUTABLE REVENUES

On any Payment Date, any credit balance remaining on the Pledged Project Account after the amounts due and payable by the Borrower under the Agreement and the amounts due and payable for Titan Equipment financing have been debited (the "Distributable Revenues") shall be divided between the Borrower and O.P.T.B. as provided for in the allocation basis in the BCT Contract and attached hereto in APPENDIX 10.1.2.3.A.

The fraction of the Distributable Revenues due to the Borrower will be immediately transferred to an interest-bearing account opened in the Borrower's name on the books of the Local Agent. The Borrower shall not transfer this fraction until after the first Payment Date following the date on which this fraction was credited to said account. The International Agent, the Arranger, the Local Agent, the Banks and O.P.T.B. shall not exercise any recourse nor shall they have any right to set off the amounts in said Account against any amount that may be owed by the Borrower under the Agreement.

The fraction of the Distributable Revenues due to O.P.T.B. will be immediately transferred to an interest-bearing account opened in O.P.T.B.'s name on the books of the Local Agent and pledged in favor of the Banks, the Arranger, the International Agent and the Local Agent (the "O.P.T.B. Pledged Account") in accordance with the form of O.P.T.B. Account Pledge

                                    - 19 -                           TRANSLATION


Agreement in APPENDIX 10.1.2.3.B attached hereto. O.P.T.B. shall not transfer this fraction until after the first Payment Date following the date on which this fraction was credited to said account.

If. on the Payment Date specified in the preceding paragraph, the Local Agent considers that the amount in the Pledged Project Account is insufficient to ensure repayment of the amounts due and payable by the Borrower under the Agreement, it may oppose the transfer request made by O.P.T.B. and, if necessary, debit from the Pledged O.P.T.B. Account any amount required to ensure repayment of any amount due and payable by the Borrower to the Banks, the Arranger, the International Agent and the Local Agent under the Agreement. O.P.T.B. shall have no recourse against the Borrower with regard to any amount that the Local Agent may debit from the Pledged O.P.T.B. Account in favor of the Banks, the Arranger, the International Agent and the Local Agent.


10.2 NO RECOURSE

Notwithstanding any other provision of this Agreement, and except in the event of fraud, in all of the documents or agreements to which the Borrower is a party in which a security interest or guaranty is created, or any other documents or agreements to which the Borrower is a party which relate to the document or agreement in question, the Parties expressly agree that:

         10.2.1 The Borrower's maximum aggregate liability as defined herein, in contract or tort (intentional torts and negligence), or any obligation arising from any documents or agreements creating any security interest to which the Borrower is a party and any other documents or agreements to which the Borrower is a party in connection with this Agreement, shall be limited to the amount of the Net Revenues. In the event that the Net Revenues are insufficient, the Banks shall have no further recourse against the Borrower, without prejudice to their rights under the guaranties and security interests stipulated in Clauses
                  11.2 through 11.4 hereof.

         10.2.2 O.P.T.B. shall not have any recourse whatsoever against the Borrower with respect to any amount paid by it or any harm suffered by it by reason of the performance of its obligations under this Agreement.

         10.2.3 In addition, neither the Banks, the Arranger, the International Agent nor the Local Agent shall have any right of recourse against the Borrower if any late-payment interest or other amounts are owed by the Borrower hereunder due to a delay in the payment of amounts guaranteed by O.P.T.B. in the event of a Pledged Project Account shortfall or under Clause
                  11.1.2 hereof.

                  However, subject to the provisions of Clause 8.2, the Banks shall retain their rights to late-payment interest or in the event of enforcement of the guaranties referred to in Clauses
                  11.2 through 11.4 hereof.

         10.2.4 All references to the Borrower in this Clause 10.2 shall mean the Borrower and its Affiliates.

                                    - 20 -                           TRANSLATION


10.3 NO SET-OFFS

The Borrower expressly undertakes not to set off any amount owed by it under the Agreement with any claim it may hold on the Banks or any of them.


10.4 ALLOCATION OF PAYMENTS

All payments received by the Local Agent, the Arranger or the International Agent shall be applied first to due and payable late-payment interest, next to interest, then to all other amounts due, and, lastly, to principal, beginning with amounts with the oldest due date.


10.5 DATE OF PAYMENTS

Without prejudice to Clause 10.1.2.3, each payment shall be made on a Business Day.

In the event that, in accordance with the provisions of this Agreement, any amount falls due on a date which is not a Business Day, payment shall be made on the next Business Day (unless said postponement causes the payment to fall in the following month, in which case payment shall be made on the previous Business Day). The Local Agent shall accordingly modify the calculation of the relevant interest or fee of the Local Agent and the International Agent shall modify the calculation of the fee of the International Agent, as the case may be.


10.6 PREPAYMENT

The Borrower shall be entitled to prepay all or part of the outstanding principal at any time during the term of the Facility, provided notice is given eight (8) Days in advance.

In the event of a prepayment, the Borrower shall pay a penalty calculated by applying the interest rate specified in Clause 7.1 hereof to the prepaid principal over the number of Days between the prepayment date and the scheduled repayment date, not to exceed three (3) calendar months.


                             ARTICLE 11 - GUARANTIES


For all amounts owed by the Borrower under the Agreement, the Borrower and O.P.T.B. shall take or cause to be taken the actions described below, each in fulfillment of its own responsibilities.

It is expressly agreed among the Parties that the guaranties contained in Clauses 11.2 through 11.4 herebelow, may only be called after the Local Agent determines that the amounts available in the Pledged Project Account do not suffice to pay all amounts due and payable by the Borrower under the Agreement.

                                    - 21 -                           TRANSLATION


11.1 DOMICILIATION OF PROJECT REVENUES ON THE DOMICILIATION ACCOUNT AND PLEDGE OF NET REVENUES IN THE PLEDGED PROJECT ACCOUNT - INDEPENDENT INVOICING SYSTEMS

         11.1.1. During the term hereof and until all amounts owed by the Borrower to the Banks, the Arranger, the International Agent and the Local Agent under the Agreement and to Titan for the financing of the Titan Equipment have been entirely repaid, O.P.T.B. irrevocably undertakes to domicile all Project Revenues on the Domiciled Account from which O.P.T.B. will transfer to the Borrower, as instructed by same, the amount of the Project Expenses.

                  O.P.T.B. further undertakes to transfer all of the Net Revenues from the Domiciliation Account to the Pledged Project Account at least once every two (2) months and at least five
                  (5) Days before the due date for each Interest Period.

         11.1.2 O.P.T.B. irrevocably undertakes to assume the commercial risk of partial payment or non-payment of invoices issued in connection with the operation of the Equipment by crediting the Domiciled Account with any payment shortfall sixty (60) Days after issuance of the corresponding invoice(s). Moreover, O.P.T.B. undertakes not to seek recourse against Borrower for repayment of any amount paid under this Clause.

         11.1.3 The Borrower warrants and represents that the Titan Equipment and the equipment included in Phases 2, 3 and 5 of the Alcatel Equipment include independent invoicing systems that make it possible to segregate Project Revenues, both for existing subscribers and for new subscribers, from other O.P.T.B. revenues, and that will enable the Borrower to monitor invoices issued and revenues generated.

                  The Borrower undertakes to monitor the operation of these systems within the context of the Joint Monitoring Committee and the BCT Contract until all amounts due by it under the Agreement have been repaid in full.

                  The Borrower shall send the International Agent every two (2) months, within thirty (30) days of the Reference Period, a statement of amounts invoiced in connection with the operation of the Equipment.

         11.1.4 The Pledged Project Account shall be pledged by the Borrower in favor of the Banks, the Arranger, the International Agent and the Local Agent to secure payment of all amounts due by the Borrower under the Agreement, in accordance with form of Pledged Project Account Agreement in APPENDIX 11.1.4 attached hereto.

                  The pledge shall not apply to any amounts, other than Net Revenues, paid by O.P.T.B. into the Pledged Project Account in repayment of the Titan Equipment financing.

         11.1.5 The Local Agent irrevocably undertakes to administer the Pledged Project Account as specified in Clause 10.1.2 hereof.

                                    - 22 -                           TRANSLATION


11.2 FIRST DEMAND GUARANTY OF O.P.T.B.

O.P.T.B. shall issue to the Banks, the Arranger, the International Agent and the Local Agent an independent and autonomous first demand guaranty for payment of all amounts due under this Agreement, including but not limited to all principal, interest, late-payment interest, fees, costs and incidental expenses, in the form of the document in APPENDIX 11.2.


11.3 ALCATEL EQUIPMENT LIEN

         11.3.1 CREATION OF LIEN

         The Borrower undertakes to grant a lien on all financed Alcatel Equipment in favor of the Banks, the Arranger, the International Agent and the Local Agent as soon as title to the financed Alcatel Equipment has been transferred to the Borrower by ALCO.

         Accordingly, the Borrower and the Local Agent, acting in the name and on behalf of the Banks, the Arranger, the International Agent and the Local Agent, shall execute (i) a lien agreement in the form of the Alcatel Equipment Lien Agreement attached hereto in APPENDIX 11.3.1A and (ii) an additional lien agreement in the form of the Additional Alcatel Equipment Lien Agreement attached hereto in APPENDIX 11.3.1B.

         11.3.2 INSPECTION OF LIENED ALCATEL EQUIPMENT

         The Borrower authorizes the Local Agent to inspect or to have inspected, by SGS-Cotonou or by BUREAU VERITAS, as the Local Agent may elect, after prior notice to the Borrower, the liened Alcatel Equipment, on two occasions during the term of the Facility, and, in addition, in the event a material adverse circumstance arises which may substantially affect the liened Alcatel Equipment.

         The Borrower undertakes to bear the reasonable costs of the foregoing inspections carried out by SGS-Cotonou, or by BUREAU VERITAS.

         11.3.3 TRANSFER OF THE LIENED ALCATEL EQUIPMENT TO A SUBSIDIARY

         It is expressly agreed that the lien shall not bar any transfer of Alcatel Equipment to a wholly-owned subsidiary of Titan organized under Benin law and the OHADA subject to compliance with the required formalities in this regard under Benin law.

         11.3.4 RELEASE OF LIEN

         The Local Agent shall release the Alcatel Equipment liens upon complete repayment of all amounts owed by the Borrower to the Banks, the Arranger, the International Agent, and the Local Agent under the Agreement.

                                    - 23 -                           TRANSLATION


         11.3.5 INSURANCE POLICIES

         The Borrower undertakes to insure the liened Alcatel Equipment against fire, flood, theft, natural disasters and similar casualties in favor of the Local Agent, on behalf of the Banks, the Arranger, the International Agent and the Local Agent during the entire term of the Facility with the Local Agent named as first loss payee on behalf of the Banks, the Arranger, the International Agent and the Local Agent.

         In the event of a partial or total loss of any Alcatel Equipment, as a result of which the Agent receives the proceeds of any such insurance policy, the Local Agent, on behalf of the Banks, the Arranger, the International Agent and the Local Agent, undertakes, at the request of the Borrower, first to apply those insurance proceeds to repair, restore or replace the relevant Alcatel Equipment.

         Accordingly, the Borrower undertakes to submit to the Local Agent the original insurance certificate for the liened Alcatel Equipment and the transportation of the Alcatel Equipment upon the Borrower's assuming the risk thereof under the Master Agreement.


11.4 PLEDGE OF THE FACILITY ACCOUNT

The Borrower's claims on the Banks with respect to the Titan Africa Facility Account shall be pledged in favor of the Banks, in accordance with the Titan Africa Facility Account Pledge Agreement in APPENDIX 11.4.


11.5 COMFORT LETTER FROM THE REPUBLIC OF BENIN

The Borrower and O.P.T.B. undertake to obtain from the Finance Minister of the Republic of Benin, with a copy thereof to the International Agent, a comfort letter from the Republic of Benin [regarding] O.P.T.B.'s continuing obligations under the Agreement and the BCT Contract in light of the contemplated modification of the laws and regulations governing the Benin telecommunications sector and O.P.T.B.'s spin-off. To this end, the Borrower and O.P.T.B. shall send the Minister of Finance a letter in the form of APPENDIX 11.5, with a copy to the International Agent.


11.6 CONTINUATION OF TRANSFER AUTHORIZATIONS

The Borrower and O.P.T.B. undertake to obtain from the Ministry of Finance of the Republic of Benin, with a copy to the International Agent, a letter assuring the Borrower that all necessary authorizations will be granted to permit the transfer outside Benin of funds used to pay ALCO under the Master Agreement. To this end, the Borrower and O.P.T.B. shall send the Minister of Finance, a letter in the form of APPENDIX 11.6, with a copy to the International Agent.

                                    - 24 -                           TRANSLATION


             ARTICLE 12 - BORROWER'S REPRESENTATIONS AND WARRANTIES


On the understanding that the accuracy of the Borrower's representations and warranties is deemed to be a determinative and essential condition of the Banks', the Arranger's, the International Agent's and the Local Agent's undertakings, the Borrower represents and warrants that:

12.1 the Borrower is organized as a corporation under the laws of the State of Delaware (United States of America);

12.2 the signatory to the Agreement is invested with the necessary authority for the Borrower to be bound by the terms of the Agreement;

12.3 the Borrower's obligations under the Agreement rank in all respects senior or equal (PARI PASSU) to all other debts, commitments and obligations assumed or made toward all other creditors;

12.4 the execution and performance of the Agreement are not in contravention of any law or regulation applicable to the Borrower;

12.5 the Borrower is not in breach of its material obligations under a significant agreement related to the Project to which it is a party;

12.6 no dispute or legal action for more than FRF 10,000,000 or its equivalent in another currency and likely to have a material adverse impact on the Borrower's activities, financial situation or assets, is pending;

12.7 the Borrower's undertakings are made pursuant to a commercial instrument and it is not entitled to sovereign immunity for itself or its assets; and

12.8 the Borrower has been informed of the rates applied to standard banking operations by the Local Agent.

In the event that one or more of these representations and warranties is no longer true or accurate during the term of the Facility, the Borrower shall immediately notify the Local Agent thereof.


                        ARTICLE 13 - BORROWER'S COVENANTS


On the understanding that the following covenants are deemed to be an essential and determinative condition of the Banks', the Arranger's, the International Agent's and the Local Agent's undertakings, the Borrower irrevocably undertakes during the term of the Facility:

13.1 To comply with the laws and regulations currently in force in the State of the Borrower's incorporation and any that may take effect after the Agreement is

                                    - 25 -                           TRANSLATION


         executed, in order to ensure at all times that the Agreement is valid and can be performed.

13.2 To inform the Local Agent immediately of all facts or circumstances that may constitute or become one or more of the events mentioned in
         Article 16 "ACCELERATION".

13.3 To provide the Local Agent with an annual report prepared by Arthur Andersen or another auditing firm acceptable to the Local Agent, reviewing and reporting on the Project Expenses.

13.4 To inform the Local Agent immediately of all facts or circumstances that may affect the authority of the persons represented on the date hereof as having the capacity to duly bind the Borrower for the performance of this Agreement or affecting the accuracy or changing any portion of the representations and warranties in Article 12 "BORROWER'S REPRESENTATION AND WARRANTIES" and the covenants in Article 13 "BORROWER'S COVENANTS".

13.5     To pay the fees mentioned in Article 9 of the Agreement when due.

13.6 To inform the Local Agent every calendar quarter of the progress of the Project and to inform it of any event that materially affects or may affect the Project timetable as soon as [the Borrower] learns of [such event].

13.7 Not to use the restructuring of Benin debt or the O.P.T.B.'s privatization as an excuse not to repay any amount due under the Agreement.

13.8 Until repayment of all amounts due by the Borrower under the Agreement, not to grant security interests in the Alcatel Equipment, the Net Revenues or the shares of a Subsidiary incorporated in Benin to another creditor or creditors for the purpose of performing all or some of the Borrower's obligations under the BCT Contract, or as a general matter grant any guaranty, security interest or undertaking having the effect of according priority to a creditor, without the International Agent's prior approval.

13.9 To take out and maintain during the term of the Facility, insurance policies on the Alcatel Equipment and their transportation, in accordance with Clause 11.3.5 hereof.

13.10 To immediately forward to the Local Agent copies of all correspondence between the Borrower and the International Agent, and to the International Agent copies of all correspondence between the Borrower and the Local Agent, to the extent that such correspondence relates to this Facility, with the exception of correspondence related to the commissions mentioned in Article 9 hereof.

13.11 To keep the independent invoicing centers in Calavi (Phases 2 and 3) and Parakou (Phase 5) in good working order and to record the revenues generated by the corresponding Equipment precisely and independently of O.P.T.B., and to inform the Local Agent every month of the amount of said revenues.

                                    - 26 -                           TRANSLATION


13.12 To supervise the implementation and completion of the Project through the Joint Monitoring Committee and, to the extent of the Borrower's obligations, to create said Committee, and to immediately inform the Local Agent of any material difficulty in connection with the Project.

13.13 To use the Facility for the purpose set forth in the recitals hereof and notably, to allocate the proceeds of the first Drawdown to repayment of the entirety of the Bridge Loan.


        ARTICLE 14 - CONDITIONS PRECEDENT TO THE RIGHT TO FIRST DRAWDOWN


The Borrower's right to the first Drawdown shall be subordinate to the Borrower's providing the International Agent, in a satisfactory form and with a satisfactory content, the documents listed below, and the International Agent's approval of the form and content of the said documents, said approval not to be unreasonably withheld or delayed:

14.1 A duly certified copy of the resolution of the Borrower's Board of Directors authorizing it to sign the Agreement, to grant the related security interests and guaranties and appointing its duly authorized representatives for those purposes.

14.2 A duly certified copy of the Borrower's incorporation certificate, articles of incorporation and by-laws (STATUTS).

14.3 A duly executed Pledged Project Account Agreement substantially in the form of APPENDIX 11.1.4.

14.4 A duly executed First Demand Guaranty issued by O.P.T.B. substantially in the form of APPENDIX 11.2.

14.5 A duly executed Alcatel Equipment Lien Agreement and Additional Alcatel Equipment Lien Agreement substantially in the form of APPENDIX 11.3.1A and APPENDIX 11.3.1B.

14.6     The insurance policy certificate stipulated in Clause 11.3.5.

14.7 The duly executed Facility Account Pledge Agreement substantially in the form of APPENDIX 11.4.

14.8 A legal opinion by the Borrower's Benin lawyer substantially in the form of APPENDIX 14.8.A and a legal opinion from O.P.T.B.'s Benin lawyer substantially in the form of APPENDIX 14.8.B.

14.9 A comfort letter from the Republic of Benin with respect to the continuity of O.P.T.B.'s commitments in reply to the letter sent jointly by O.P.T.B. and the Borrower in the form of APPENDIX 11.5.

                                    - 27 -                           TRANSLATION


14.10 A letter from the Republic of Benin with respect to the right to transfer the funds in FCFA needed to pay all amounts owed to Alcatel under the Master Agreement, in reply to the letter sent jointly by O.P.T.B. and the Borrower in the form of APPENDIX 11.6.

14.11 A duly executed O.P.T.B. Account Pledge Agreement substantially in the form of APPENDIX 10.1.2.3.B hereto.


                         ARTICLE 15 - NEW CIRCUMSTANCES


This Agreement is based on the legal, tax and monetary regulatory standards in force as of the Execution Date in France and Benin.

In case of a legally binding change to a legal or regulatory decision of any banking supervisory or other authority, which change applies generally to banks located in France or Benin, subjecting the Banks, the International Agent, and/or the Local Agent to:

         a) Any tax, duty, levy or withholding tax of any kind (except corporate income tax) on any amount owed by the Borrower by virtue of this Agreement.

         b) New charges or additional costs in connection with the Facility.

The following provisions shall apply:

1) The International Agent shall promptly inform the Borrower of this new circumstance in reasonable detail.

2) The Borrower and the International Agent shall meet promptly in order to resolve the difficulties presented, in the spirit of co-operation in which this Agreement was executed.

3) If no solution can be found within sixty (60) Days of the date on which the Borrower receives said notice, the Borrower shall either:

         - ask the International Agent to maintain the Facility while undertaking to bear the entire additional cost that the International Agent, the Local Agent or the Banks would or will have to bear from the date on which the new circumstance occurred. Notification by the International Agent specifying these costs shall be final and binding unless the Borrower can prove a patent error; or

         - terminate the Banks', the International Agent's and the Local Agent's undertakings by repaying in full all amounts owed by the Borrower under the Agreement, including principal, interest, late-payment interest, costs, fees and incidental expenses.

                                    - 28 -                           TRANSLATION


                            ARTICLE 16 - ACCELERATION


Upon the request of the Majority Banks, and after notifying the Borrower, the Local Agent shall be entitled to refuse any new Drawdown under the Agreement and/or to demand immediate (re)payment of all outstanding principal, interest, late-payment interest, costs, fees and incidental expenses and all other amounts due under this Agreement, without making demand, formal notice or any judicial or extra-judicial formality, upon the occurrence of any following events, unless such event no longer exists on the date the Local Agent notifies the Borrower of the acceleration event and/or refuses a new Drawdown:

1) In the event that the Borrower fails to pay any amount due under the Agreement on its due date, if the Borrower does not remedy such default within 15 Days of being given notice to do so;

2) In the event that one or more of the representations and warranties made by the Borrower in connection with this Agreement ceases to be accurate or in force;

3) In the event that one or more of the obligations of or covenants undertaken by the Borrower or the Guarantor in connection with this Agreement ceases to be substantially valid or in force;

4) In the event that any Benin import license for any material portion of the Equipment ceases to be substantially valid or in force;

5) In the event that any event occurs which materially affects the Project and jeopardizes repayment of the Facility;

6) In the event that the Borrower does not perform one or more of its other obligations under this Agreement within fifteen (15) days after notice requiring it to remedy such non-performance;

7) In the event of a change in the Borrower's ownership structure or a merger, spin-off or dissolution of the Borrower;

8) In the event of discontinuation of the Borrower's business; or a material change in the Borrower's core business; or the Borrower's court-ordered liquidation; or

9) In the event that any of the guaranties listed in Clauses 11.1 to 11.4 ceases to be valid and enforceable under the terms of the Agreement in whole or in part and for any reason whatsoever, except in the event that the Local Agent does not comply with the formalities set forth in APPENDIX 11.3.1A or APPENDIX 11.3.1B.


                        ARTICLE 17 - INTERNATIONAL AGENT


17.1 Each Bank irrevocably appoints the International Agent to act as agent and authorizes the International Agent to take measures on behalf of the Banks' syndicate and to exercise the

                                    - 29 -                           TRANSLATION


powers expressly set forth or delegated to the International Agent in this Agreement, as well as any that are reasonably the consequence thereof.

[17.2] The International Agent shall not be liable to the Banks, the Borrower, or the Local Agent, as the case may be, for breach by one or more of the Banks, the Local Agent or the Borrower of its/their obligations.

17.3 The International Agent shall be entitled to bring or to have the Local Agent bring any action against third parties, and/or, upon the occurrence of any event defined in Article 16, against the Borrower, and/or to apply for or cause to be applied for any interlocutory relief in the interests of the Banks. The International Agent shall promptly inform the other Banks of such actions.

17.4 The International Agent shall have no obligation to make inquiries or verifications in order to determine whether the Borrower is in compliance with and performing its obligations and covenants, or to determine its financial or legal condition.

The International Agent's disclosure obligations shall be limited to the Local Agent.

Moreover, the obligation to inform the Local Agent of any facts and conditions in connection with the Agreement shall be limited to forwarding information received directly in the performance of its assignment.

17.5 Notwithstanding anything in this Agreement to the contrary, the International Agent shall not incur any liability towards the Local Agent or the Banks absent gross negligence or serious misconduct (FAUTE LOURDE). The International Agent shall be entitled to rely on any document it considers reasonably and in good faith to be authentic or signed by authorized person(s) and any communication by the Banks or the Local Agent it reasonably believes to originate with the said authorized persons.

The International Agent shall be charged with forwarding to the Local Agent all information provided to it by O.P.T.B. and the Borrower.

17.6 The Borrower shall reimburse the International Agent, for its own account or on behalf of the Banks, upon presentation of detailed supporting documents, all costs, expenses, court costs and penalties reasonably incurred by it in connection with legal proceedings to enforce the Borrower's obligations in the event of a default by the Borrower.

17.7 If the Borrower does not repay the International Agent as International Agent or as agent of the Banks hereunder, the Banks undertake reciprocally to bear the risk of final loss due to use of the Facility, in proportion to the percentage of their respective participations in the Facility.

17.8 The International Agent shall continue to act as International Agent until its replacement has been appointed in accordance with the following procedure: the International Agent shall first submit to the Borrower a list of three (3) candidates for International Agent. Each of the candidates shall be approved or rejected by the Borrower. In the event the Borrower has not notified the International Agent of its approval and/or rejection of each of the candidates, or in case of refusal to approve the three candidates proposed, within a

                                    - 30 -                           TRANSLATION


maximum of 30 (thirty) Days of the date of Borrower's receipt of the list of the International Agent's proposed candidates, the Majority Banks shall be obligated to promptly appoint a replacement International Agent.


                            ARTICLE 18 - LOCAL AGENT


18.1 The International Agent authorizes the Local Agent, on its behalf, to take such measures and exercise such powers as are expressly provided for or delegated to the Local Agent in this Agreement as well as those which are reasonably the consequence thereof.


18.2 The Local Agent is responsible for the prompt transfer to the Borrower of all amounts received from the Banks in connection with the Facility.

It is further responsible for transferring to the Banks concerned all amounts received from the Borrower or from the Guarantor on their behalf for repayment of the principal and payment of the interest, late-payment interest, costs and incidental expenses under the Facility. Lastly, it is responsible for transferring the Distributable Revenues to Titan and O.P.T.B. The Local Agent shall promptly inform the Borrower, O.P.T.B., and the International Agent of each such transaction.

18.3 The Local Agent shall see to it that the transactions involved in the grant and release of the Alcatel Equipment liens are duly carried out. It shall further arrange for regular inspections to be carried out in accordance with Clause 11.3.2 hereof, with copies of the inspection reports to be sent to the International Agent and the Borrower.

18.4 Unless expressly stipulated in this Agreement, the Local Agent shall not be obligated to take any initiative under its own authority; its actions or decisions not to act shall be valid provided that it acts or refrains from acting in accordance with the instructions received from the International Agent.

18.5 Absent a formal request from the International Agent, the Local Agent shall not be obligated to make inquiries or verifications as regards compliance with and performance of the Borrower's obligations and covenants or its financial or legal condition.

The Local Agent shall be responsible for forwarding information received from the International Agent to the Banks.

Moreover, the obligation to inform the International Agent of any facts or conditions in connection with the Agreement shall be limited to forwarding information received directly in the performance of its assignment as a Local Agent.

18.6 The Local Agent shall not incur any liability toward the Banks absent serious misconduct or gross negligence (FAUTE LOURDE). The Local Agent shall be entitled to rely on any document it considers authentic or signed by the authorized person(s) and on any notice from the International Agent or the Banks it believes to originate with authorized persons.

                                    - 31 -                           TRANSLATION


18.7 Upon presentation of reasonably detailed supporting documents, the Borrower shall reimburse the Local Agent, on behalf of the Banks, all costs, expenses, court costs and penalties incurred in connection with legal proceedings to enforce the Borrower's obligations, in the event of default by the Borrower.

18.8 In its capacity as a Bank, the Local Agent shall have the same rights and obligations under the Agreement as any other Bank and shall be entitled to exercise them as though it were not the Local Agent, without being accountable to the Banks or incurring any specific liability in this respect toward the Banks.

The fact that a Bank is or becomes the Local Agent shall not in any way impair its rights as a Bank.

18.9 The Local Agent shall continue to act as Local Agent until its replacement has been appointed in accordance with the following procedure: the International Agent shall first submit to the Borrower a list of three candidates for Local Agent. Each of these candidates shall be approved or rejected by the Borrower, provided, however, that approval may not be unreasonably withheld.

In the event that the Borrower fails to notify the International Agent of its approval and/or rejection of each of the candidates, or in the event of refusal to approve the three candidates proposed, within 30 (thirty) Days of the date of Borrower's receipt of the list of the International Agent's proposed candidates, the Majority Banks shall be required to promptly appoint a replacement Local Agent.


                           ARTICLE 19 - MISCELLANEOUS


19.1 NO JOINT AND SEVERAL LIABILITY

Subject to the provisions of Clause 4.2, the obligations of the Banks shall be several and not joint and several. Accordingly, no Bank shall be liable for the obligations of another Bank.


19.2 WAIVER OF RIGHTS

Failure by the Banks fail to exercise one or more of their rights under the Agreement or postponement by the International Agent and/or the Local Agent of the exercise of said rights on behalf of the Banks shall not be construed as an abandonment or waiver of said rights. Similarly, the partial exercise of a right or exercise of only one of the remedies available to the Banks shall not prevent them from exercising their entire rights or from exhausting all remedies available to them.

Notwithstanding the foregoing, the Borrower shall be entitled to request the Local Agent, at its discretion, to waive performance of all or part of its obligations under this Agreement, with the exception of those enumerated in
Article 9 hereof. Said waivers shall be deemed to be effective if the Majority Banks so agree in writing.

                                    - 32 -                           TRANSLATION


19.3 TAXES AND DUTIES

Subject to Clauses 7.1 and 8.1 hereof, any and all present or future taxes, duties, levies or costs, excluding corporate income tax, or any other tax levied in lieu of or as an advance on corporate income tax, owed on the income of any Bank, and due within or without Benin in connection with the Agreement or its performance shall be borne by the Borrower, including all withholding taxes, if any, on the interest collected by the Banks in connection with the Facility, such that the amounts due to the Banks pursuant to this Agreement are in no way affected.


19.4 NOTICES

Any notice, agreement or communication in connection with this Agreement shall be sent in French, with a copy in English if the Borrower is the addressee, by certified letter or international courier, or by tested telex or fax followed by mailed confirmation, to the following addresses:

BORROWER:                Titan Africa, Inc.
                         Address: 3033 Science Park Road
                         San Diego, California 92121 (United States of America)
                         Telephone: 00 1 858 552 97 86
                         Fax: 00 1 858 552 98 02
                         Attention: Mr. Ray H. Guillaume

INTERNATIONAL AGENT:     AMB - Banque Belgolaise
                         Address: 6, Avenue Velasquez - 75008 Paris
                         Telex: 641-088
                         Fax: 00 33 1 53 93 76 39
                         Attention: Mr. Idelphonse Affogbolo

LOCAL AGENT:             Bank of Africa Benin
                         Address: 08 BP 0879 Tri Postal Avenue Jean-Paul II
                         Cotonou, Republic of Benin
                         Telex: 5079
                         Fax: 00 229 31 31 17
                         Attention: Mr. Rene Formey de Saint-Louvent

GUARANTOR:               Office des Postes et Telecommunications du Benin
                         Address: 01 BP 5959
                         Cotonou, Republic of Benin
                         Telex: 5206
                         Fax: 00 229 31 49 42
                         Attention: Mr. Barthelemy Agnan

Any notice given under this Agreement shall be deemed to be received by the addressee as follows: if sent by tested telex or fax, on the Business Day immediately following the Day it is sent; if by international courier, three Business Days from the day it is mailed, and if by certified letter, ten Days from the date of mailing.

                                    - 33 -                           TRANSLATION


It is agreed that for the purposes of this Clause the term "Business Day" excludes any Day on which banks are closed for business in New York, NY.


19.5 SURVIVAL

Notwithstanding any provision to the contrary in this Agreement, the expiration or termination of this Agreement shall not relieve the Borrower and O.P.T.B. of their respective obligations to pay all amounts due hereunder and Clause 10.2 shall continue to apply.


19.6 ARRANGER

The Arranger shall not be subject to any liability or obligation in that capacity in connection with the proper performance, validity or contents of the Agreement or any other document delivered by virtue of the Agreement.


19.7 AMENDMENT

No modification or amendment to this Agreement shall be valid or be binding on the Parties unless it is made in a writing duly executed by the representative(s) of each of the Parties.

Notwithstanding the foregoing, the Borrower shall be entitled to request at its discretion amendments to this Agreement, which amendments shall be binding on all of the Parties if executed solely by the Borrower and the Majority Banks, provided, however, that no amendment concerning the amount of the Facility or the Final Payment Date may be modified unless executed by all of the Parties, and that any modification to the rights and obligations of the International Agent and/or the Local Agent requires its/their approval, as the case may be.


19.8 SEVERABILITY

In the event that one of the provisions in the Agreement becomes or is held to be void, prohibited or invalid, the validity of the other provisions of the Agreement shall not be affected thereby.


19.9 LANGUAGE

This Agreement is in French, which is the controlling language as between the Parties. An English translation hereof which satisfactorily reflects the content of this agreement has nonetheless been prepared for the performance of the Agreement by Titan.

It is expressly agreed among the Parties that said English translation shall not be controlling or take precedence over this Agreement.

                                    - 34 -                           TRANSLATION


19.10 INTERPRETATION

In the event of any inconsistency between the BCT Contract and this Agreement with respect to the terms and conditions of repayment of the financing for the Alcatel Equipment and the Titan Equipment, it is expressly agreed among the Parties that the terms of this Agreement shall prevail as among the Parties.


                 ARTICLE 20 - GOVERNING LAW AND CHOICE OF FORUM


20.1 GOVERNING LAW

This Agreement, including its Appendices, is governed by French law, except for the Alcatel Equipment Lien Agreement, the Titan Africa Facility Account Pledge Agreement, the Pledged Project Account Agreement, the O.P.T.B. Account Pledge Agreement, and the First Demand Guaranty which are governed by the laws of the Republic of Benin.


20.2 DISPUTES

In the event a dispute should arise, the Parties agree to consult one another with the aim of reaching an amicable settlement. Failing an amicable settlement, any dispute that may arise in connection with the validity, interpretation or performance of this Agreement shall be subject to the exclusive jurisdiction of the Paris courts. However, the Borrower acknowledges that the International Agent and the Local Agent have the right to sue in any Benin court with [subject-matter] jurisdiction.

The Parties expressly waive, each on its own behalf and to the extent necessary, the privilege of sovereign immunity from jurisdiction and enforcement recognized by any court in which a complaint is filed in accordance with the above paragraph, or by any court in which an action is brought to enforce a judgment by such court.

In the event that the payment of an award of damages in a foreign currency after the required conversion into FCFA falls short of the amount due, the Borrower shall continue to owe the Banks the difference.


20.3 DOMICILE

For this Agreement and as necessary, the Borrower irrevocably appoints:

                           Maitre Nicholas J. Costanza
                             3033 Science Park Road
                               San Diego, CA 92121
                            United States of America
                          Telephone: 00 1 858 552 94 91
                             Fax: 00 1 858 552 97 59

                                    - 35 -                           TRANSLATION


as its agent to receive on its behalf all summons and complaints and all other judicial instruments that may be served in judicial proceedings.

The International Agent elects domicile at its branch office at 6, Avenue Velasquez, 75008 Paris, France.

The Local Agent elects domicile at its principal office.


                             ARTICLE 21: APPENDICES


The following appendices, annexed hereto, are an integral part of the Agreement:

- APPENDIX 1.A:            Powers of Attorney of the Banks' Representatives;

- APPENDIX 1.B:            Amount and Percentage of the Banks' Participations;

- APPENDIX 1.C:            Alcatel Equipment List;

- APPENDIX 1.D:            Titan Equipment List;

- APPENDIX 1.E:            Excerpt from Financial Model

- APPENDIX 4.1A:           Form of First Drawdown Notice;

- APPENDIX 4.1B:           Form of Drawdown Notice;

- APPENDIX 6.2:            Form of Notice of Assignment or Transfer;

- APPENDIX 10.1.1:         Payment Schedule;

- APPENDIX 10.1.2.1:       Use and Amortization Table;

- APPENDIX 10.1.2.3A:      Division of Project Revenues;

- APPENDIX 10.1.2.3B:      O.P.T.B. Account Pledge Agreement;

- APPENDIX 11.1.4:         Pledged Project Account Agreement;

- APPENDIX 11.2:           Form of Guarantor's First Demand Guaranty;

- APPENDIX 11.3.1A:        Alcatel Equipment Lien Agreement;

- APPENDIX 11.3.1B:        Additional Alcatel Equipment Lien Agreement;

- APPENDIX 11.4:           Titan Africa Facility Account Pledge Agreement;

                                    - 36 -                           TRANSLATION


- APPENDIX 11.5:           Form of Letter from O.P.T.B. and the Borrower to the
                           Finance Minister of Benin with respect to the Continuity of O.P.T.B.'s Commitments;

- APPENDIX 11.6:           Form of Letter from O.P.T.B. and the Borrower to the
                           Finance Minister of Benin with respect to the Transferability of Amounts in FCFA;

- APPENDIX 14.8.A:         Form of Legal Opinion to be Provided by the Borrower;

- APPENDIX 14.8.B:         Form of Legal Opinion to be Provided by O.P.T.B..


This Agreement is executed in as many originals as there are parties.

Executed in Cotonou, in eight counterparts, December 10, 1999







---------------------------------------         --------------------------------
Titan Africa, Inc.                              AMB-Banque Belgolaise
Represented by Mr. Ray H. Guillaume             Represented by Messrs. Idelphonse
                                                Affogbolo and Joel Krief




---------------------------------------         -----------------------------
Office des Postes et Telecommunications         ECO Bank Benin
du Benin                                        Represented by Mr. Fogan Sossah
Represented by Mr. Barthelemy Agnan




---------------------------------------         ---------------------------------
Continental Bank Benin                          Bank of Africa Benin
Represented by Mr. Michel D'Almeida             Represented by Mr. Rene Formey de Saint
                                                Louvent




--------------------------------------
Banque Internationale du Benin
Represented by Mr. Dave Lafiaji


                                    - 36 -                           TRANSLATION


Done in _____________
On _________________




---------------------------------------
Banque Ouest-Africaine pour le Developpement
Represented by Mr. ___________________

                                                                     TRANSLATION




                                  APPENDIX 1.A




                POWERS OF ATTORNEY OF THE BANKS' REPRESENTATIVES

                                                                     TRANSLATION




                                  APPENDIX 1.B




               AMOUNT AND PERCENTAGE OF THE BANKS' PARTICIPATIONS

                                                                     TRANSLATION




                                  APPENDIX 1.C




                             ALCATEL EQUIPMENT LIST

                                                                     TRANSLATION




                                  APPENDIX 1.D




                              TITAN EQUIPMENT LIST

                                                                     TRANSLATION




                                  APPENDIX 1.E




                        EXCERPT FROM THE FINANCIAL MODEL

                                                                     TRANSLATION



                                  APPENDIX 4-1A



                          FORM OF FIRST DRAWDOWN NOTICE



From: Titan Africa, Inc.

To: [Local Agent]

Date:

Ref:     Facility Agreement dated December 10, 1999 (the "Agreement")

We have sent the International Agent the documents referenced in Article 14 of the Agreement.

We herewith request the following drawdown to be provided on _______________ [value date]:

FCFA _______________ repayable in accordance with Clause 10.1.1 of the Agreement.

We instruct you to pay this advance by:

Crediting our "Titan Africa" Facility Account No. _______________ with FCFA _______________ corresponding in particular (i) to the amounts owed pursuant to the repayment of the Bridge Loan, in accordance with Article 4 of the Agreement and (ii) to the amount of commissions due and payable under the Agreement.

We further instruct you:

By debiting the "Titan Africa" Facility Account, to convert into [FRF] [Euros] FCFA _______________ and to transfer or have transferred such amount in favor of [our] account No. _______________ [opened in the name _______________] on the books of [Bank] under reference _______________.

Please confirm by return the value date of the advance to be disbursed and execution of the transfer in our favor.















--------------------------------------------
[first name, last name, title and signature]

                                                                     TRANSLATION



                                  APPENDIX 4-1B



                             FORM OF DRAWDOWN NOTICE



From: Titan Africa, Inc.

To: [Local Agent]

Date:

Ref:     Facility Agreement dated December 10, 1999 (the "Agreement")


We are sending you the documents stipulated in Clause 4.1 of the Agreement, the delivery of which to the Local Agent is a condition precedent to each drawdown other than the first drawdown.

We herewith request the following drawdown(s) to be provided for _______________ [value date]:

FCFA _______________ repayable in accordance with Clause 10.1.1 of the Agreement.

We instruct you to pay this/these advance(s) by:

Crediting our "Titan Africa" Facility Account No. _______________ with FCFA
_______________.

We further instruct you:

By debiting the "Titan Africa" Facility Account, to convert into [Euros] [FRF] FCFA _______________ and to transfer or have transferred such amount in favor of [our] account No. _______________ [opened in the name of _______________] on the books of [Bank] under reference: _______________.

Please confirm by return the value date of the advances to be disbursed and execution of the transfer in our favor.





--------------------------------------------
[first name, last name, title and signature]

                                                                     TRANSLATION



                                  APPENDIX 6.2

                    FORM OF NOTICE OF ASSIGNMENT OR TRANSFER





To: Banque Belgolaise
6, avenue Velasquez
75008 Paris
France

Attention: Mr. Idelphonse Affogbolo

cc: Titan Africa, Inc.
3033 Science Park Road
San Diego
California 92121
U.S.A.

Attention: Mr. Ray H. Guillaume




NOTICE OF ASSIGNMENT OR TRANSFER RELATING TO THE LOAN FACILITY AGREEMENT DATED DECEMBER 10, 1999 (THE "AGREEMENT") WHEREBY A MEDIUM-TERM LOAN FACILITY IN THE AMOUNT OF THE FCFA EQUIVALENT OF FRF 300,000,000 IS MADE AVAILABLE TO TITAN AFRICA, INC. (THE "BORROWER") BY A SYNDICATE OF BANKS ON WHOSE BEHALF BANQUE BELGOLAISE (THE "INTERNATIONAL AGENT") ACTS AS INTERNATIONAL AGENT.



TERMS DEFINED IN THE AGREEMENT AND NOT DEFINED HEREIN SHALL, UNLESS THE CONTEXT INDICATES OTHERWISE, HAVE THE MEANING DEFINED IN THE AGREEMENT.

1. ______________, the assigning/transferring Bank (the "Bank"), (a) confirms that the details in the Schedule attached hereto accurately summarize its Commitment and/or the amount of all Advances owed to it
         (b) requests ______________ (the "Transferee") to accept and realize the assignment or transfer to the Transferee of that part of said Commitment and/or, as the case may be, such Advances by countersigning and delivering this Notice of Assignment or Transfer to the International Agent, with a copy to the Borrower, at their respective addresses for the delivery of notices specified in the Agreement, subject to the approval of the Borrower.

                                       2                             TRANSLATION


2. The Bank represents and warrants that:

/ / The Transferee is a home office, parent company, branch or subsidiary of the Bank,

or

/ / The Transferee is a credit institution, in which case the assignment or transfer requires the prior written approval of the Borrower,

and, as applicable,

/ / This assignment or transfer would be reasonably likely to result in increased costs or other liability to the Borrower pursuant to Article 15 ("NEW CIRCUMSTANCES") or Clause 19.3 ("TAXES") of the Agreement, in which case such assignment or transfer requires the prior written approval of the Borrower.

3. The Transferee requests the International Agent to accept this Notice of Assignment or Transfer as being delivered to the International Agent, with a copy to the Borrower, pursuant to and for the purposes of Clause 6.2 of the Agreement so as to take effect in accordance with the terms of the Agreement, and notably upon the prior written approval of the Borrower, as applicable.

4. The Transferee confirms that it has received a copy of the Agreement together with such other related documents and information as it has required and that it has not relied and will not hereafter rely on the Bank to check or enquire on its behalf into the legality, validity, effectiveness, accuracy, adequacy or completeness of any such documents or information. The Transferee further acknowledges that it has not relied and will not rely on the Bank to assess or keep under review on its behalf the financial condition, creditworthiness, status or nature of the Borrower or of any other party to the Agreement.

5. The Transferee hereby undertakes for the benefit of the Bank and each of the other parties to the Agreement that it will perform its obligations in accordance with the terms of the Agreement; the Transferee will perform these obligations after delivery of this Notice of Assignment or Transfer to the International Agent and to the Borrower and satisfaction of the conditions (if any) having the effect of putting into effect such assignment or transfer, including but not limited to the related prior written approval of the Borrower.

6. The Bank makes no representation or warranty and assumes no responsibility with respect to the legality, validity, effectiveness, adequacy or applicability of the Agreement or any document relating thereto. In addition, the Bank assumes no responsibility for the financial condition of the Borrower or of any other party to the Agreement or for the performance by the Borrower of any of its obligations under the Agreement or any document relating thereto. Any conditions and warranties, whether express or implied by law or otherwise, are hereby excluded.

                                       3                             TRANSLATION


7. The Bank remits to the International Agent the lump sum of FRF 100,000, excluding taxes, to reimburse administrative costs incurred by the International Agent by reason of the contemplated assignment or transfer.

8. This Notice of Assignment or Transfer and the rights and obligations of the parties hereunder shall be interpreted according to, and governed by, the laws of the French Republic.


The Bank                                                          The Transferee





By:                                      By:
Title:                                   Title:
Date:                                    Date:



                       **********************************

                                    SCHEDULE


A.                Bank's Commitment

Total                      Portion Transferred (which in accordance with Clause
                           6.2 of the Agreement shall be the equivalent in FCFA of at least FRF 10,000,000)


B.                Bank's Advance(s)

Amount                     Portion Transferred

                                                                     TRANSLATION


                                 APPENDIX 10.1.1




                                PAYMENT SCHEDULE

                                                                     TRANSLATION


                                APPENDIX 10.1.2.1




                           USE AND AMORTIZATION TABLE

                                                                     TRANSLATION


                               APPENDIX 10.1.2.3.A





                          DIVISION OF PROJECT REVENUES



                                  Until December 31, 2003          During 36 months         During 60 months after the
                                 (or repayment in full of       after the repayment in       repayment in full of the
                                   the financing of the       full of the financing of       financing of the Equipment
                                        Equipment)                the Equipment in                 in question
                                                               question (as provided in       (as provided in the
                                                                  the BCT Contract)               BCT Contract)
Phase 2                                O.P.T.B.: 50%                      -                       O.P.T.B.: 50%
(GSM Revenues)                          Titan: 50%                                                 Titan: 50%

Phases 1, 3, and 5                     O.P.T.B.: 40%                O.P.T.B.: 50%
(Non-GSM Revenues)                      Titan: 60%                    Titan: 50%

Phase 4                                     N/A                          N/A                           N/A


                                                                     TRANSLATION


                               APPENDIX 10.1.2.3 B



--------------------------------------------------------------------------------
                                O.P.T.B. ACCOUNT
                                PLEDGE AGREEMENT
--------------------------------------------------------------------------------


BY AND BETWEEN THE UNDERSIGNED:


1) OFFICE DES POSTES ET TELECOMMUNICATIONS OF BENIN, a state-owned enterprise with a registered capital of FCFA 7,065,000,000, charged with the exclusive supply of all telecommunications services in the territory of Benin, having its registered office at 01 BP 5959 Cotonou, Republic of Benin, created by decree No. 89-156 dated April 25, 1989, represented by Mr. Barthelemy Agnan, duly authorized for the purpose hereof by decision of the Board of Directors dated ______________, hereinafter referred to as "O.P.T.B.",

                                                        PARTY OF THE FIRST PART,

AND:


2) BANK OF AFRICA BENIN, a Benin stock corporation (SOCIETE ANONYME) with a stated capital of FCFA 3,600,000,000, having its registered office at 08 BP 0879 Tri Postal Avenue Jean-Paul II, Cotonou, Republic of Benin, registered with the Registry of Commerce of Cotonou under number 15,053 B represented by Mr. Rene Formey de Saint Louvent, General Manager (DIRECTEUR GENERAL), duly authorized for the purpose hereof, acting on its own behalf and on behalf of the Banks, the Arranger, the International Agent and the Local Agent, a list of which is contained in ATTACHMENT 1 hereto,


                                   hereinafter referred to as the "Local Agent",

                                                       PARTY OF THE SECOND PART.



RECITALS:


1. Within the framework of a telecommunications development project in Benin covered by a BUILD CO-OPERATE TRANSFER agreement dated August 17, 1999, with O.P.T.B., and in order to finance the purchase of equipment to be manufactured by Alcatel Contracting S.A. and assistance in connection with said equipment, Titan Africa, Inc.

                                       2                             TRANSLATION


         (hereinafter the "Borrower") has obtained from a syndicate of Benin and WAEMU (UEMOA) banks, which participate in both cash management and risk (hereinafter the "Banks"), a facility in CFA Francs in an amount whose equivalent value is FRF 300,000,000 (three hundred million French francs) (hereinafter referred to as "Facility") based on the terms and conditions set forth in the loan facility agreement dated December 10, 1999 (hereinafter referred to as the "Agreement").


2. The Agreement provides for repayment of the amounts due under the Facility from Net Revenues after the domiciliation by O.P.T.B. of the Project Revenues on a Domiciliation Account, and then the transfer of said Net Revenues to a Pledged Project Account opened in the name of the Borrower on the books of the Local Agent. This account has been opened under number ______________.


3. The Agreement also provides that O.P.T.B.'s share of Distributable Revenues under the BCT Contract will be transferred to an account opened in O.P.T.B.'s name on the books of the Local Agent (hereinafter the "O.P.T.B.
         Account")

4. As one of the conditions precedent to the Agreement's taking effect, it has been provided that the O.P.T.B. Account be pledged in favor of the Banks, the Arranger, the International Agent and the Local Agent.

5. Terms starting with a capital letter and not defined herein have the same meaning as defined in the Agreement.


NOW THEREFORE IT HAS BEEN AGREED AS FOLLOWS:

ARTICLE 1 - PLEDGE


In accordance with Clause 10.1.2.3 of the Agreement, O.P.T.B. hereby assigns the balance of the Pledged O.P.T.B. Account to the Banks, Arranger, International Agent and Local Agent in order to guarantee all amounts owed by the Borrower to the Banks, Arranger, International Agent and Local Agent under the Agreement, in principal, interest, late-payment interest, costs, fees and incidental expenses, and in the order of priority set forth in Clause 10.4 of the Agreement.



ARTICLE 2 - OPERATION OF PLEDGED O.P.T.B. ACCOUNT


2.1. O.P.T.B. irrevocably undertakes during the term hereof and until all amounts owed by the Borrower to the Banks, Arranger, International Agent and Local Agent under the Agreement have been entirely repaid, or paid, to transfer to the Pledged O.P.T.B. Account the entirety of its share of the Distributable Revenues under the BCT Contract and the Agreement.

2.2. O.P.T.B. shall not transfer its share of the Distributable Revenues credited to the Pledged O.P.T.B. Account until after the first Payment Date following the date on which said share was credited to the Pledged O.P.T.B. Account; after said Payment

                                       3                             TRANSLATION


       Date, the share in question can be debited from said Account. If, on that Payment Date, the Local Agent considers that the amounts in the Pledged Project Account are insufficient to ensure the repayment of amounts due and payable by the Borrower under the Agreement, it shall be entitled to refuse the transfer request presented by O.P.T.B. and, if necessary, transfer from the Pledged O.P.T.B. Account any amount necessary to ensure the payment of amounts due and payable to the Banks, Arranger, International Agent and Local Agent by the Borrower under the Agreement. O.P.T.B. shall not have any recourse against the Borrower for any amount that the Local Agent may debit from the Pledged O.P.T.B. Account.

2.3 The parties agree that the claims of the Banks, Arranger, International Agent and Local Agent against O.P.T.B. under the Agreement and O.P.T.B.'s claims against the Local Agent in connection with the balance of the Pledged O.P.T.B. Account are interdependent [and are intended to benefit from an automatic right of set-off].

2.4. The Pledged O.P.T.B. Account shall in no event be overdrawn, and O.P.T.B. and the Local Agent undertake not to take actions which could cause said account to be overdrawn.



ARTICLE 3 - INTEREST


All funds credited to the Pledged O.P.T.B. Account with the Local Agent shall bear interest at rates defined by separate agreement between the O.P.T.B. and the Local Agent.



ARTICLE 4 - INFORMATION


The Local Agent shall provide the O.P.T.B., with a copy to the International
Agent:

         - a monthly statement of accumulated interest within a week following the end of the month in question
         - a monthly account statement within a week following the end of the month in question
         - at O.P.T.B.'s request, information on the balance of the Pledged O.P.T.B. Account during the term of the loan covered by the Agreement.



                        ARTICLE 5 - NOTICES AND DOMICILE


All notices, agreements and communications relating hereto shall be drafted in French and sent by facsimile, international air courier service or tested telex to:

                                       4                             TRANSLATION



           O.P.T.B.
           Address            : 01 BP 5959 Cotonou, Republic of Benin
           Telex              : 5206
           Fax                : 00.229.31.49.42
           Attn.              : Mr. Barthelemy Agnan


           Local Agent        : Bank of Africa Benin
           Address            : 08 BP 0879 Tri Postal Avenue Jean-Paul II, Cotonou, Republic of Benin
           Telex              : 5079
           Attn.              : Mr. Rene Formey de Saint Louvent, Directeur General

           International Agent: AMB - Banque Belgolaise
           Address            : 6 avenue Velasquez - 75008 Paris
           Telex              : 641-088
           Attn.              : Mr. Idelphonse Affogbolo



The Local Agent elects domicile at its registered office.


The Local Agent's election of domicile shall not bar application of the provisions in the first paragraph of this Article.



ARTICLE 6 - REGISTRATION AND SERVICE


This deed may be registered and served on the Local Agent.

Any bearer hereof shall be invested with all powers necessary to record and serve notice of this pledge.

The costs of serving this pledge shall be borne by O.P.T.B.



ARTICLE 7 - GOVERNING LAW AND JURISDICTION


7.1.       This agreement is governed by the law of Benin.

7.2. Any dispute regarding in particular the validity, interpretation or performance of this Agreement shall be referred to the courts of Cotonou. The O.P.T.B. herewith acknowledges that the Local Agent, acting on its own behalf and on behalf of the Banks, Arranger, International Agent and Local Agent, is entitled to file a claim before any other Benin court that may have [subject-matter] jurisdiction.

                                       5                             TRANSLATION


7.3. O.P.T.B. waives any claim to jurisdictional or enforcement immunity to which it may be entitled in respect of itself or its assets.




Executed in Cotonou on December 10, 1999 in five originals



--------------------                          --------------------
O.P.T.B.                                      Bank of Africa Benin
Mr. Barthelemy Agnan                          Mr. Rene Formey de Saint Louvent

                                       6                             TRANSLATION


                 ATTACHMENT 1: LIST OF THE BANKS, THE ARRANGER,
                   THE INTERNATIONAL AGENT AND THE LOCAL AGENT


AMB
(Arranger)


Banque Belgolaise
(International Agent)

Bank of Africa Benin
(Local Agent)

Banque Ouest Africaine pour le Developpement

Banque Internationale du Benin

Continental Bank Benin

ECO Bank Benin

Bank of Africa Benin

                                                                     TRANSLATION


                                 APPENDIX 11.1.4



--------------------------------------------------------------------------------

                        PROJECT ACCOUNT PLEDGE AGREEMENT

--------------------------------------------------------------------------------


BY AND AMONG THE UNDERSIGNED:

1) TITAN AFRICA, INC., a company organized under the laws of the State of Delaware (United States of America) having its principal offices at 3033 Science Park Road, San Diego, California 92121 (United States of America), incorporated on December 16, 1998, represented by Mr. Ray H. Guillaume, in his capacity as Assistant Treasurer, duly authorized for the purposes hereof, hereinafter referred to as the "Borrower",

                                                        PARTY OF THE FIRST PART,

2) OFFICE DES POSTES ET TELECOMMUNICATIONS OF BENIN, a state-owned enterprise with a registered capital of FCFA 7,065,000,000, charged with the exclusive supply of all telecommunications services in the territory of Benin, having its registered office at 01 BP 5959 Cotonou, Republic of Benin, created by decree No. 89-156 dated April 25, 1989, represented by Mr. Barthelemy Agnan, duly authorized for the purpose hereof by a decision of the Board of Directors dated __________________________, hereinafter referred to as "O.P.T.B.",

                                                       PARTY OF THE SECOND PART,

3) BANK OF AFRICA BENIN, a company organized under the laws of Benin with a capital of 3,600,000,000 having its registered office at 08 BP 0879 Tri Postal Avenue Jean-Paul II, Cotonou, Republic of Benin registered with the Registry of Commerce of Cotonou under number 15,053 B, represented by Mr. Rene Formey de Saint Louvent, General Manager (DIRECTEUR GENERAL), duly authorized for the purpose hereof, acting in its own name and on behalf of the Banks, the Arranger, the International Agent and the Local Agent of which a list is attached hereto as ATTACHMENT 1.

                                       hereinafter referred to as "Local Agent",

                                                        PARTY OF THE THIRD PART,
RECITALS:

1. Within the framework of a telecommunications development project in Benin covered by a Build Co-Operate Transfer agreement dated August 17, 1999 with the O.P.T.B., and in order to finance the purchase of equipment to be manufactured by Alcatel Contracting S.A. and assistance in connection with said equipment, the Borrower has obtained from a syndicate of Benin and WAEMU (UEMOA) banks,

                                       2                             TRANSLATION


           which participate in both cash management and risk (hereinafter the "Banks"), a facility in CFA Francs in an amount whose equivalent value is FRF 300,000,000 (three hundred million French francs) (hereinafter the "Facility") based on the conditions set forth in the loan facility agreement dated December 10, 1999 (hereinafter referred to as the "Agreement").



2. The Agreement provides for repayment of the amounts due by virtue of the Agreement from Net Revenues. Therefore, O.P.T.B. irrevocably undertakes to domicile all of the Project Revenues on the Domiciliation Account and to transfer the Net Revenues to the Project Account opened in the name of the Borrower on the books of the Local Agent. This account has been opened under number ____________.


3. As one of the conditions precedent to the Agreement's taking effect, it has been provided that the Project Account be pledged in favor of the Banks, Arranger, International Agent and Local Agent.

4. Terms starting with a capital letter and not defined herein have the same meanings as defined in the Agreement.


NOW THEREFORE IT HAS BEEN AGREED AS FOLLOWS:


ARTICLE 1 - PLEDGE


Subject to Clause 11.1.4, paragraph 2, of the Agreement, the Borrower herewith pledges to the Banks, Arranger, International Agent and Local Agent the credit balance of the Pledged Project Account, in order to guarantee all amounts owed to the Banks, Arranger, International Agent and Local Agent by the Borrower under the Agreement, in principal, interest, late-payment interest, costs, fees and incidental expenses and in the order set forth in Clause 10.4 of the Agreement.


ARTICLE 2 - OPERATION OF PLEDGED ACCOUNT


2.1. O.P.T.B. irrevocably undertakes until all amounts owed by the Borrower to the Banks, Arranger, International Agent and Local Agent under the Agreement as well as all amounts owed by O.P.T.B. to Titan for the Titan Equipment financing have been entirely repaid, or paid, to transfer the entirety of the Net Revenues to the Pledged Project Account.

2.2. Subject to Clause 10.1.2 of the Agreement, the Local Agent shall at the date of each Payment Date, debit the balance of the Pledged Project Account (i) in the amount of all payments due and payable by the Borrower under the Agreement and transfer the amount to the Titan Africa Facility Account, and (ii) in an amount equal to the amounts due and payable to Titan by O.P.T.B. for the Titan Equipment financing, and transfer this amount, on O.P.T.B.'s behalf, in accordance with Titan's instructions.

                                       3                             TRANSLATION


              Upon the occurrence of an event of acceleration as provided for in Article 16 of the Agreement, the Local Agent shall be entitled to debit the balance of the Pledged Project Account in the amount due and payable under the Agreement, in accordance with said
              Article 16 of the Agreement.

              Any balance remaining in the Pledged Project Account will be transferred to the Borrower and, as applicable, to O.P.T.B., in accordance with Clause 10.1.2.3 of the Agreement.

       2.3. The Pledged Project Account shall in no event be overdrawn and O.P.T.B. and the Local Agent undertake not to take any actions that would cause such account to be overdrawn.

       2.4 The pledge created hereby shall be automatically cancelled upon repayment or payment of all amounts owed by the Borrower under the Agreement, and the balance of the Pledged Project Account will be immediately paid to the Borrower and, as the case may be, to O.P.T.B., free of any claim, guaranty or encumbrance whatsoever in favor of the Banks, Arranger, International Agent and Local Agent.

              The parties agree that the terms of Clause 10.2 of the Agreement are expressly incorporated herein. In the case of any inconsistency between the Agreement and this agreement, it is expressly agreed among the parties that the terms of the Agreement shall prevail among the parties.


ARTICLE 3 - INTEREST


All funds credited to the Pledged Project Account with the Local Agent shall bear interest at rates defined by separate agreement between the Borrower and the Local Agent.


ARTICLE 4 - INFORMATION


The Local Agent shall provide the Borrower, with a copy for O.P.T.B. and the International Agent:


     - a monthly statement of accumulated interest, within a week after the end of the month in question,

     - a monthly account statement, within a week after the end of the month in question,

     - at the Borrower's request, information on the balance in the Pledged Project Account during the term of the loan granted pursuant to the Agreement.


ARTICLE 5 - NOTICES AND DOMICILE

All notices, agreements and communications relating hereto shall be sent in French, with a copy in English if the Borrower is the addressee, and sent by facsimile, air mail, international air courier or tested telex to:

                                       4                             TRANSLATION


           O.P.T.B.   : O.P.T.B.
           Address    : 01 BP 5959 Cotonou, Republic of Benin
           Telex      : 5206
           Fax        : 00 229 31 49 42
           Attn.      : Mr. Barthelemy Agnan


           Local Agent: Bank of Africa Benin
           Address    : 08 BP 0879 Tri Postal Avenue Jean-Paul II, Cotonou,
                        Republic of Benin
           Telex      : 5079
           Attn.      : Mr. Rene Formey de Saint Louvent


           Borrower   : Titan Africa, Inc.
           Address    : 3033 Science Park Road, San Diego, California 92121
           Telex      : 00 1 858 552 9802
           Attn.      : Mr. Ray H. Guillaume


           International Agent: AMB - Banque Belgolaise
           Address            : 6, avenue Velasquez - 75008 Paris
           Telex              : 641-088
           Attn.              : Mr. Idelphonse Affogbolo


The Local Agent elects domicile at its registered office.


For the purpose of this Agreement, the Borrower irrevocably appoints:

                              Agnes Campbell, Esq.
                             Cabinet Campbell, Maga
                                BP 111 RP Cotonou
                                Republic of Benin


as its agent to receive, on its behalf, all summons and other legal instruments which may be served during any legal proceedings, with copy for informational purposes only to Fabrice Rue, Esq., Cariddi, Mee, Rue, Avocats Associes, 12 rue de la Paix, 75002 Paris, telephone (0)1 42 61 57 71, fax (0)1 42 61 79 21.

The Borrower's election of domicile shall not bar application of the provisions in the first paragraph of this Article.


ARTICLE 6 - RECORDATION AND SERVICE OF PROCESS

This deed may be recorded and served on the Local Agent.

                                       5                             TRANSLATION


A bearer hereof shall be vested with all powers necessary to record and serve notice of this pledge.

The cost of serving this pledge shall be borne by the Borrower.


ARTICLE 7 - GOVERNING LAW AND JURISDICTION


7.1.       This agreement is governed by the law of Benin.

7.2. Any dispute regarding, in particular, the validity, interpretation or performance of this Agreement shall be referred to the courts of Cotonou, the Borrower and O.P.T.B. herewith acknowledging that the Local Agent is entitled to file suit in any other court in Benin that may have [subject-matter] jurisdiction.

7.3. The Borrower and O.P.T.B., each on its own behalf, waive any claim to jurisdictional or enforcement immunity to which it may be entitled in respect of itself or its assets.


Executed in Cotonou, December 10, 1999

in five originals


-------------------------------                --------------------
O.P.T.B.                                       Bank of Africa Benin
Mr. Barthelemy Agnan                           Mr. Rene Formey de Saint Louvent



----------------
Titan Africa, Inc.
Mr. Ray H. Guillaume

                                       6                             TRANSLATION



                 ATTACHMENT 1: LIST OF THE BANKS, THE ARRANGER,
                   THE INTERNATIONAL AGENT AND THE LOCAL AGENT

AMB
(Arranger)


Banque Belgolaise
(International Agent)

Bank of Africa Benin
(Local Agent)

Banque Ouest Africaine pour le Developpement

Banque Internationale du Benin

Continental Bank Benin

ECO Bank Benin

Bank of Africa Benin

                                                                     TRANSLATION



                                    APPENDIX 11-2




--------------------------------------------------------------------------------

                              FIRST DEMAND GUARANTY
--------------------------------------------------------------------------------





BY AND BETWEEN:


OFFICE DES POSTES ET TELECOMMUNICATIONS DU BENIN, a state-owned enterprise with autonomous legal status organized under the laws of Benin, having its registered office at 01 BP 5959 Cotonou, Republic of Benin, created by decree No. 89-156 dated April 25, 1989, represented by Mr. Barthelemy Agnan, duly authorized for the purpose hereof, by a decision of its Board of Directors dated ________________,


                      (hereinafter referred to as the "Guarantor" or "O.P.T.B.")


                                                        PARTY OF THE FIRST PART,


AND:

BANK OF AFRICA BENIN, a Benin stock corporation (SOCIETE ANONYME) with a stated capital of FCFA 3,600,000,000 having its registered office at 08 BP 0879 Tri Postal Avenue Jean-Paul II, Cotonou, Republic of Benin, registered with the Registry of Commerce of Cotonou under number 15,053-B represented by Mr. Rene Formey de Saint Louvent, General Manager (DIRECTEUR GENERAL), duly authorized for the purpose hereof, acting in its own name and on behalf of the Banks, Arranger, International Agent and Local Agent, of which the list is attached hereto as ATTACHMENT 1.


                                  (hereinafter referred to as the "Beneficiary")

                                                       PARTY OF THE SECOND PART.

                                       2                             TRANSLATION


RECITALS:


For the purpose of a vast investment program designed to increase the capacity of its telephony network and the accessibility of telecommunications services for the Benin population, O.P.T.B., which has a monopoly on the supply of all telecommunications services in Benin territory, has awarded The Titan Corporation, a company organized under the laws of the State of Delaware, a BUILD, CO-OPERATE AND TRANSFER contract dated August 17, 1999 (hereinafter referred to as the "BCT Contract"), that was transferred to Titan Africa, Inc., incorporated on December 16, 1998 in the State of Delaware (United States of America), (hereinafter the "Borrower"), the supply to O.P.T.B. of turnkey telecommunications equipment designed to extend and modernize fixed, traditional and cellular telephony networks and to provide technical assistance with the installation and operation of said equipment.

In order to perform its undertakings in connection with Phases 2 to 5 of the BCT Contract, the Borrower has signed a Master Agreement for supplies and services with Alcatel Contracting S.A. (hereinafter "ALCO"), a 95%-held Alcatel subsidiary, to supply the required equipment and to provide O.P.T.B. with technical assistance during the first months of operation. The coming into force of the Master Agreement is subject to the execution of a credit agreement to finance Phases 2 to 5 of the Project.

In order to finance Phases 2 to 5 of the BCT Contract, the Borrower has, under an agreement dated December 10, 1999 (hereinafter the "Agreement") concluded a loan in an amount with the equivalent value of FRF 300,000,000 with a syndicate of Banks, for which the Beneficiary is the Local Agent, of which the final payment date is set for December 31, 2003.

By way of condition precedent to the drawdowns, the Agreement provides that Guarantor shall grant to the Beneficiary on behalf of the Banks, Arranger, International Agent and Local Agent an unconditional and irrevocable first demand guaranty on the part of the Guarantor covering the performance of all the Borrower's undertakings in favor of the Banks, Arranger, International Agent and Local Agent under the Agreement according to the terms hereafter.



NOW THEREFORE IT HAS BEEN AGREED AS FOLLOWS:



ARTICLE 1 - PURPOSE OF THE GUARANTY


The Banks have granted the Borrower a Facility on the terms and conditions of the Agreement, of which the Guarantor represents and warrants it has full knowledge, by virtue of which the Guarantor agrees to grant a guaranty to the Banks, Arranger, International Agent and Local Agent.


The Guarantor undertakes autonomously, unconditionally and irrevocably, to pay the Beneficiary immediately on first demand any amount of which the Beneficiary demands payment during the term of validity of this guaranty, up to the amount in principal, increased by interest, late-payment interest, costs, fees and incidental expenses, owed by the Borrower to the Banks, Arranger, International Agent and local Agent based on the Agreement up to a total amount in CFA Francs equivalent to FRF 360,000,000.

                                       3                             TRANSLATION


ARTICLE 2 - TERMS OF EXERCISE OF GUARANTY


The Beneficiary shall be entitled to call this guaranty at any time from the Effective Date as defined in Article 6 below.

Any demand by the Beneficiary shall:

(i) be addressed in French to the Guarantor by any means, confirmed by tested telex or registered letter with return receipt requested, at the following address:

                                    O.P.T.B.
                                   01 BP 5959
                                     Cotonou
                                Republic of Benin

(ii) mention that the amounts available in the Pledged Project Account being insufficient to pay in their entirety all amounts due under the Agreement during or upon expiration of any interest period, the Borrower has not fulfilled its payment obligation towards the Beneficiary, on behalf of the Banks, Arranger, International Agent and Local Agent on the due dates stipulated in the Agreement;

(iii)    specify the amount payment of which is demanded.



ARTICLE 3 -GUARANTOR'S SPECIFIC OBLIGATIONS


The Guarantor undertakes to inform the Beneficiary of any event which might alter its situation in respect of this first demand guaranty undertaking.



ARTICLE 4 - SCOPE OF GUARANTY


The Guarantor acknowledges that this first demand guaranty undertaking is a direct, irrevocable and unconditional commitment on its part, which is autonomous and independent from the Agreement as well as from the Borrower's obligations under the Agreement.

The Guarantor expressly undertakes to perform its obligations under this guaranty, even in the event that the Borrower is prevented from performing its obligations due to a moratorium, any laws or regulations, or proceedings seeking to enforce either an undertaking or a court judgment.

The Guarantor shall refrain from raising against the Beneficiary any exception which the Borrower could raise against the Banks, Arranger, International Agent and Local Agent in connection with the Agreement or any exception based on the validity of the Borrower's incorporation or existence or capacity to carry on its activities or perform its obligations, the

                                       4                             TRANSLATION


lack of authorizations that are or become necessary and, more generally, any fact or legal or regulatory provision.

The Guarantor undertakes not to claim novation in the event of a change in the Borrower's legal status.



ARTICLE 5 -GUARANTOR'S WARRANTIES AND REPRESENTATIONS


The Guarantor warrants and represents that:

- it has the capacity to grant this first demand guaranty and to perform the resulting obligations;

- the signatory was duly authorized to grant hereby a first demand guaranty in the name of the Guarantor;

- the execution of this first demand guaranty and its resulting performance hereof do not violate its Articles of Incorporation, nor any laws, decrees or other regulatory or administrative provisions applicable to it and do not violate a contract or any instrument to which it is a party or by which it is bound;

- all authorizations necessary for the issuance of this first demand guaranty, and in particular that of its Board of Directors, have been obtained.



ARTICLE 6 - TERM OF GUARANTY


The deadline for making a demand under this first demand guaranty shall be on January 31, 2004, inclusive.

This guaranty shall be valid from the date on which this agreement is executed (hereinafter the Effective Date) and until payment in full to the Beneficiary of all amounts due under said guaranty.



ARTICLE 7 - GOVERNING LAW AND JURISDICTION


This guaranty is governed by Benin law.

Failing amicable settlement, any dispute regarding, in particular, the validity or performance of this guaranty shall be referred exclusively to the courts of Cotonou.

                                       5                             TRANSLATION


Notwithstanding the foregoing, the Guarantor herewith grants the Beneficiary the right to file a claim before any other court in Benin that may have [subject-matter] jurisdiction.

The Guarantor expressly waives, to the extent necessary, any privilege of jurisdictional or enforcement immunity which it may be granted by the court petitioned in accordance with the preceding paragraph, or by any court petitioned to enforce an order issued by such a court.

In the event that payment of a sentence in a foreign currency, after necessary conversion to FCFA, does not reach the amount owed, the Guarantor shall still owe the Beneficiary the remainder on behalf of the Banks, Arranger, International Agent and Local Agent.




ARTICLE 8 - DOMICILE


For the purpose of performance hereof, the parties elect domicile at the addresses first mentioned above herein.

Any notice or other communication to be made in connection with this guaranty shall be sent by registered letter with return receipt requested or tested telex to the above addresses.

In the event that either of the parties changes its address, it shall inform the other party thereof by registered letter with return receipt requested or tested telex. Failing such notice, the other party shall be deemed to have validly sent all notices or communications related to this guaranty to the last known address for which it has received due notice.



ARTICLE 9 - COSTS



All legal and extra-judicial costs generated by performance of obligations resulting from this guaranty shall be borne by the Guarantor.



Executed in Cotonou,
On December 10, 1999,
In two originals



---------------------                           --------------------------------
For O.P.T.B.                                    For the Beneficiary
represented by Mr. Barthelemy Agnan             represented by Mr. Rene Formey
                                                de Saint Louvent

                                       6                             TRANSLATION


--------------------------------------------------------------------------------

                                  ATTACHMENT 1

--------------------------------------------------------------------------------



                        LIST OF THE BANKS, THE ARRANGER,
                   THE INTERNATIONAL AGENT AND THE LOCAL AGENT


AMB
(Arranger)


Banque Belgolaise
(International Agent)

Bank of Africa Benin
(Local Agent)

Banque Ouest Africaine pour le Developpement

Banque Internationale du Benin

Continental Bank Benin

ECO Bank Benin

Bank of Africa Benin

                                                                     TRANSLATION


                                APPENDIX 11.3.1A



--------------------------------------------------------------------------------
                        ALCATEL EQUIPMENT LIEN AGREEMENT
--------------------------------------------------------------------------------


BY AND BETWEEN:


TITAN AFRICA, INC., a company organized under the laws of the State of Delaware (United States of America) having its principal office at 3033 Science Park Road, San Diego, California 92121 (United States), incorporated on December 16, 1998, represented by Mr. Ray H. Guillaume in his capacity as Assistant Treasurer, duly authorized for the purpose hereof, hereinafter referred to as the "Lienor"

                                                        PARTY OF THE FIRST PART,


AND:


BANK OF AFRICA BENIN, a company organized under the laws of Benin, with a registered capital of FCFA 3,600,000,000, having its principal office at 08 BP 0879 Tri Postal, Avenue Jean-Paul II, Cotonou, Republic of Benin, registered with the Registry of Commerce of Cotonou under n(degree) 15,053 B, represented by Mr. Rene Formey de Saint Louvent, duly authorized for the purpose hereof.

Acting on behalf of the Banks, Arranger, International Agent and Local Agent, the list of which is annexed hereto as ATTACHMENT 1.

                                    hereinafter referred to as the "Beneficiary"

                                                       PARTY OF THE SECOND PART.




RECITALS:


The Lienor has requested the Banks to grant a facility in FCFA with an equivalent value of FRF 300,000,000 (hereinafter the "Facility") under an agreement (the "Agreement"), signed on December 10, 1999, among the Lienor, Banks, Arranger, International Agent, Local Agent and O.P.T.B. to help cover its borrowing requirements in connection with the purchase of equipment to be manufactured by Alcatel Contracting S.A. (hereinafter the "Alcatel Equipment") in connection with a telecommunications equipment project covered by a BUILD CO-OPERATE AND TRANSFER (BCT) contract between the Lienor and O.P.T.B. dated August 17, 1999.


Said Agreement sets forth the Lienor's irrevocable undertaking to grant a lien on the equipment financed by means of the Facility in order to guarantee payment to the Banks,

                                       2                             TRANSLATION


Arranger, International Agent and Local Agent of all amounts due by the Borrower under the Agreement.

Terms starting with a capital letter and not defined herein have the same meaning as defined in the Agreement.


NOW THEREFORE IT HAS BEEN AGREED AS FOLLOWS:



ARTICLE 1 - PURPOSE

In order to secure and guarantee payment and repayment, in principal, interest, late-payment interest, costs, fees and incidental expenses, of all amounts owed by the Lienor, now or in the future to the Banks, Arranger, International Agent and Local Agent under the Agreement, up to an amount with the equivalent value in FCFA of two hundred fifty million French francs (FRF 250,000,000) in principal, interest, late-payment interest, costs, fees and incidental expenses, the Lienor grants as a commercial lien in favor of the Banks, Arranger, International Agent and Local Agent, the Alcatel Equipment as and upon the transfer of their title to the Lienor. A list of the Alcatel Equipment is in ATTACHMENT 2 hereto.

The conditions for repayment of amounts in principal, interest, late-payment interest, costs, fees and incidental expenses owed by the Borrower to the Banks, Arranger, International Agent and Local Agent under the Agreement, and in particular by application of Articles 10 and 16 of the Agreement, are in ATTACHMENT 3 hereto.



ARTICLE 2 - OWNERSHIP OF ALCATEL EQUIPMENT

The Alcatel Equipment covered by this Agreement is or shall be the Lienor's property at the date on which the lien is created and the Lienor acknowledges same and warrants and represents that other than the lien created in favor of the Banks, Arranger, International Agent and Local Agent, they are unencumbered and will remain unencumbered from any other restriction and in particular, without limitation, liens, sureties, or guaranties.

The Lienor, which is the current or future owner of said Alcatel Equipment, undertakes to inform the Local Agent of any potential changes which may effect ownership of the Alcatel Equipment covered hereby.




ARTICLE 3 - INSURANCE OF ALCATEL EQUIPMENT

In application of Article 94 of the Uniform Act on the Organization of Sureties adopted on April 17, 1997 by the States party to the OHADA Treaty, the Alcatel Equipment, being the Lienor's property, shall be insured and shall remain insured in conformity with Clause 11.3.5 of the Agreement with Factory Mutual Insurance Company under policy number UA-725.

The insurance policy taken out by the Lienor to cover this Alcatel Equipment shall designate the Local Agent as the first beneficiary, in the name of and on behalf of the Banks, Arranger, International Agent and Local Agent.

The Lienor agrees to provide the Local Agent with an insurance certificate as provided in Clauses 11.3.5 and 14.6 of the Agreement relating to the liened Alcatel Equipment as well as

                                       3                             TRANSLATION


transportation of the Alcatel Equipment as from the transfer of the risk to the Lienor in accordance with the Master Agreement.

The Lienor states that it shall be personally responsible for the value of the Alcatel Equipment to be declared for insurance purposes.



ARTICLE 4 - WAREHOUSES


The Alcatel Equipment will be received at O.P.T.B.'s warehouses in Calavi or directly at O.P.T.B.'s installation sites in Benin.


ARTICLE 5 - LIENOR'S OBLIGATIONS

The Lienor undertakes to:


- Adopt all commercially reasonable measures to have O.P.T.B. ensure the surveillance of the Alcatel Equipment in these warehouses from the moment when it enters until the moment when it leaves said warehouses or on O.P.T.B.'s installation sites.

- Maintain effective access to the aforementioned warehouses or sites, the subject hereof, for the purposes of the inspections provided for in Clause
11.3.2 of the Agreement.

- Inform the Local Agent of the measures reasonably necessary to safeguard said Alcatel Equipment.

- Not to dispose of any of the Alcatel Equipment unless with the Local Agent's express written permission, unless pursuant to Article 6 hereof, to the transfer of the Alcatel Equipment to O.P.T.B. or to the delivery of said Alcatel Equipment pursuant to enforcement of a court or administrative decision; such delivery automatically entailing total and definitive release from all commitments undertaken in connection with said Alcatel Equipment.

- To the extent that it is reasonably practicable, have affixed to the Alcatel Equipment a plate indicating the clerk of the commercial court where recordation took place, and the recordation date and number. The plate must be mounted as a fixture and clearly visible as soon as the suppliers have delivered the Alcatel Equipment to the Lienor. The plate may not be voluntarily destroyed, removed or recovered by the Lienor before the lien is lifted or recordation has been expunged.

The parties agree further that the Lienor, who shall remain the owner of said Alcatel Equipment, shall bear all costs inherent in its storage and protection in connection with this agreement.




ARTICLE 6 - TRANSFER


The Lienor will be authorized, subject to applicable formalities provided under Benin law and by the uniform acts of OHADA, to transfer the pledged Alcatel Equipment to a wholly-owned subsidiary of Titan, incorporated in conformity with Benin law.

The prior authorization of the lien beneficiary required by Article 97 of the Uniform Act for the Organization of Sureties mentioned above is considered to be granted hereby.

                                       4                             TRANSLATION


This subsidiary of the Lienor will substitute itself for the Lienor in the performance of the obligations resulting herefrom.




ARTICLE 7 -FORECLOSURE OF LIEN


In the event of a default in payment of the amounts due under the Agreement and fifteen (15) days after notice served by the Local Agent on the Lienor by a process server, remaining uncured, and subject to the terms of Article 16 of the Agreement, the Local Agent, on behalf of the Banks, Arranger, International Agent and Local Agent, may proceed with the forced public sale of the Equipment, in order to obtain the foreclosure of its lien on the Alcatel Equipment in accordance with the provisions of article 56.1 of the Uniform Act on the Organization of Sureties.




ARTICLE 8 - TERM


The Lienor grants this lien to the Local Agent, on behalf of the Banks, Arranger, International Agent and Local Agent until repayment in full of all amounts due to the Banks, Arranger, International Agent and Local Agent by the Borrower under the Agreement, in principal, interest, late-payment interest, costs, fees and incidental expenses, and it will automatically become null and void upon once said repayment is made in full.


Further, the Local Agent undertakes to take any measures or actions necessary in order to obtain the release of the lien on the Alcatel Equipment as soon as said repayment is made in full.




ARTICLE 9 - DOMICILE


For the performance of this agreement which, by express agreement, is governed by the laws of Benin, the parties elect domicile in the jurisdiction of the court of first instance of Cotonou, at the following addresses:

                  The Lienor:
                  Agnes Campbell, Esq.
                  Cabinet Campbell, Maga,
                  B.P. 111
                  RP Cotonou
                  Republic of Benin

with copy for information only to Fabrice Rue, Esq., Cabinet Cariddi Mee Rue, Avocats Associes, 12 rue de la Paix, 75002 Paris, telephone:
00.33.1.42.61.57.71, fax: 00.33.1.42.61.79.21.


The Local Agent elects domicile at its registered office as first above written.

                                       5                             TRANSLATION


ARTICLE 10 - RECORDATION - FORMALITIES


Within fifteen (15) Days from the execution hereof, the Local Agent, on behalf of the Banks, Arranger, International Agent and Local Agent, shall, at the Lienor's expense, register this deed with the Tax Authority and, at the Lienor's expense, make recordation at the registry of commerce and credit at the clerk of the court of first instance of Cotonou. It is expressly agreed as between the parties that any default by the Local Agent in fulfilling the formalities provided for by this agreement shall not constitute an event of acceleration under Clause 16(9) of the Agreement.

All duties, taxes, levies, fines, penalties and other incidental expenses or costs that may arise from this lien and its performance shall be borne by the Lienor.




ARTICLE 11 - GOVERNING LAW AND JURISDICTION


This agreement is governed by the laws of Benin. The parties agree that any litigation concerning the validity, performance or interpretation of this agreement will be submitted to the courts of Cotonou, the Local Agent retaining the option to file its action before any other Benin court that may have [subject-matter] jurisdiction.


For the performance of this agreement which, by express agreement, is governed by the laws of Benin, the parties elect domicile at their respective addresses as set forth in the premises of this agreement, and submit to the jurisdiction of the courts of Cotonou. The Local Agent reserves the right to file a claim before any Benin Court having [subject-matter] jurisdiction at its discretion.



Executed in Cotonou, on December 10, 1999

in six copies (including two for recordation and one for the registry of commerce and credit).



TITAN AFRICA, INC.(1)                               BANK OF AFRICA BENIN




--------------------                                ------------------
Mr. Ray H. Guillaume                                Mr. Rene Formey de Saint
Its Assistant Treasurer                             Louvent
                                                    Its General Manager
                                                    (DIRECTEUR GENERAL)







(l) Precede signature with the hand-written words "for lien" and affix the company stamp.

                                       6                             TRANSLATION


                   ATTACHMENT 1: LIST OF BANKS, THE ARRANGER,
                  THE INTERNATIONAL AGENT, AND THE LOCAL AGENT






Africa Merchant Bank                 6, Avenue Velasquez - 75008 Paris, France
(Arranger)

Banque Belgolaise                    Cantersteen I - 1000 Bruxelles, Belgique
(International Agent)

Bank of Africa Benin (Local Agent) 08 BP 0879 Tri Postal Avenue Jean-Paul II BP 2020 Cotonou - Republique du Benin

Banque Ouest Africaine pour le       68, Avenue de la Liberation
Developpement                        BP 1172 - Lome (Togo)

Banque Internationale du Benin       Carrefour des 3 Banques, Avenue Giran
                                     03 BP - 2098 Jericho Cotonou
                                     Republique du Benin

Continental Bank Benin               Carrefour des 3 Banques Avenue Jean-Paul II
                                     BP 2020 Cotonou
                                     Republique du Benin

Eco Bank Benin                       Rue du Gouverneur Bayol
                                     BP 1280 Cotonou
                                     Republique du Benin

Bank of Africa Benin 08 BP 0879 Tri Postal Avenue Jean-Paul II BP 2020 Cotonou - Republique du Benin

                                       7                             TRANSLATION


                     ATTACHMENT 2: LIST OF ALCATEL EQUIPMENT

                                       8                             TRANSLATION


                         ATTACHMENT 3: PAYMENT SCHEDULE
                           AND EVENTS OF ACCELERATION



Upon the request of a Majority of the Banks, and after notifying the Borrower, the Local Agent shall be entitled to refuse any new Drawdown under the Agreement and/or to demand immediate (re)payment of all outstanding principal, interest, late-payment interest, costs, fees and incidental expenses and all other amounts due under this Agreement, without summons, reminder or any judicial or extra-judicial formality, upon the occurrence of any following events, unless such event no longer exists on the date the Local Agent notifies the Borrower of the acceleration event and/or refuses a new Drawdown:

1) In the event that the Borrower fails to pay any amount due under the Agreement on its due date, if the Borrower does not remedy such non-performance within 15 Days after notice is given to it to remedy such non-performance;

2) In the event that one or more of the representations and warranties made by the Borrower in connection with this Agreement ceases to be accurate or in force;

3) In the event that one or more of the obligations of or covenants undertaken by the Borrower or the Guarantor in connection with this Agreement ceases to be valid or in force;

4) In the event that any license to import into Benin with respect to any material portion of the Equipment ceases to be substantially valid or in force;

5) In the event that any event occurs which substantially affects the Project and jeopardizes repayment of the Facility;

6) In the event that the Borrower does not perform one or more of the other obligations under this Agreement within fifteen (15) days after notice requiring it to remedy such non-performance;

7) In the event of a change in the Borrower's ownership structure or a merger, spin-off or dissolution of the Borrower;

8) In the event of discontinuation of the Borrower's business; or a significant change in the Borrower's core business; or the Borrower's court-ordered liquidation; or

9) In the event that any of the guarantees listed in Clauses 11.1 to 11.4 ceases to be valid and enforceable under the terms of the Agreement in whole or in part and for any reason whatsoever, except in the event that the Local Agent does not fulfill the formalities set forth in APPENDIX 11.3.1A and in APPENDIX 11.3.1B.

                                                                     TRANSLATION


                                APPENDIX 11.3.1B



--------------------------------------------------------------------------------
                   ADDITIONAL ALCATEL EQUIPMENT LIEN AGREEMENT
--------------------------------------------------------------------------------


BY AND BETWEEN:


TITAN AFRICA, INC., a company organized under the laws of the State of Delaware (United States of America) having its principal office at 3033 Science Park Road, San Diego, California 92121 (United States), incorporated on December 16, 1998, represented by Mr. Ray H. Guillaume, in his capacity as Assistant Treasurer, duly authorized for the purpose hereof, hereinafter referred to as the "Lienor"

                                                        PARTY OF THE FIRST PART,


AND:


BANK OF AFRICA BENIN, a company organized under the laws of Benin, with a registered capital of FCFA 3,600,000,000, having its principal office at 08 BP 0879 Tri Postal, Avenue Jean-Paul II, Cotonou, Republic of Benin, registered with the Registry of Commerce of Cotonou under number 15,053 B, represented by Mr. Rene Formey de Saint Louvent duly authorized for the purpose hereof, acting in the name of and on behalf of the Banks, Arranger, International Agent and Local Agent, the list of which is attached hereto as ATTACHMENT 1.

                                    hereinafter referred to as the "Beneficiary"

                                                       PARTY OF THE SECOND PART.




RECITALS:

The Lienor has requested the Banks to grant a facility in FCFA with an equivalent value of FRF 300,000,000 (hereinafter the "Facility") under an agreement (the "Agreement"), signed on December 10, 1999, between the Lienor, Banks, Arranger, International Agent, Local Agent and O.P.T.B. to help cover its borrowing requirements in connection with the purchase of equipment to be manufactured by Alcatel Contracting S.A. (hereinafter the "Alcatel Equipment") as part of a telecommunications equipment project covered by a BUILD CO-OPERATE AND TRANSFER (BCT) contract between the Lienor and O.P.T.B. dated August 17, 1999.

Said Agreement sets forth the Lienor's irrevocable undertaking to grant a lien on the equipment financed by means of the Facility in order to guarantee payment to the Banks,

                                       2                             TRANSLATION


Arranger, International Agent and Local Agent of all amounts due by the Borrower under the Agreement.

Terms starting with a capital letter and not defined herein have the same meaning as defined in the Agreement.


NOW THEREFORE IT HAS BEEN AGREED AS FOLLOWS:



ARTICLE 1 - PURPOSE

In order to secure and guarantee payment and repayment in principal, interest, late-payment interest, costs, fees and incidental expenses, of all amounts owed by the Lienor, now or in the future, to the Banks, Arranger, International Agent and Local Agent under the Agreement, up to an addition amount with the equivalent value in FCFA of fifty million French francs (FRF 50,000,000) in principal, interest, late-payment interest, costs, fees and incidental expenses, the Lienor grants as a commercial lien in favor of the Banks, Arranger, International Agent, and Local Agent, the Alcatel Equipment as and upon the transfer of their title to the Lienor. A list of the Alcatel Equipment is in ATTACHMENT 2 hereto.

The conditions for repayment of amounts in principal, interest, late-payment interest, costs, fees and incidental expenses owed by the Borrower to the Banks, Arranger, International Agent and Local Agent under the Agreement, and in particular by application of Articles 10 and 16 of the Agreement, are in ATTACHMENT 3 hereto.



ARTICLE 2 - OWNERSHIP OF ALCATEL EQUIPMENT

The Alcatel Equipment covered by this Agreement is or shall be the Lienor's property at the date on which the lien is created and the Lienor acknowledges same and warrants and represents that other than the lien created in favor of the Banks, Arranger, International Agent and Local Agent, it is unencumbered and will remain unencumbered from any other restriction and in particular, without limitation, liens, sureties, or guaranties.

The Lienor, which is the current or future owner of said Alcatel Equipment, undertakes to inform the Local Agent of any potential changes which may effect ownership of the Alcatel Equipment covered hereby.




ARTICLE 3 - INSURANCE OF ALCATEL EQUIPMENT

In application of Article 94 of the Uniform Act on the Organization of Sureties adopted on April 17, 1997 by the States party to the OHADA Treaty, the Alcatel Equipment, being the Lienor's property, shall be insured and shall remain insured in conformity with Clause 11.3.5 of the Agreement with Factory Mutual Insurance Company under policy number UA-725.

The insurance policy taken out by the Lienor to cover said Alcatel Equipment shall designate the Local Agent as the first beneficiary, in the name of and on behalf of the Banks, Arranger, International Agent and Local Agent.

The Lienor agrees to provide the Local Agent with an insurance certificate as provided in Clauses 11.3.5 and 14.6 of the Agreement relating to the liened Alcatel Equipment as well as

                                       3                             TRANSLATION


transportation of the Alcatel Equipment as from the transfer of the risk to the Constituant in accordance with the Master Agreement.

The Lienor warrants and represents that it shall be personally responsible for the value of the Alcatel Equipment to be declared for insurance purposes.



ARTICLE 4 - WAREHOUSES


The Alcatel Equipment will be received at O.P.T.B.'s warehouses in Calavi or directly at O.P.T.B.'s installation sites in Benin.


ARTICLE 5 - LIENOR'S OBLIGATIONS

The Lienor undertakes to:

- Adopt all commercially reasonable measures to have O.P.T.B. ensure the surveillance of the Alcatel Equipment in said warehouses from the moment when it enters until the moment when it leaves said warehouses or at the O.P.T.B.'s installation sites.

- Maintain effective access to the aforementioned warehouses or sites, the subject hereof, for the purposes of the inspections provided for in Clause
11.3.2 of the Agreement.

- Inform the Local Agent of the measures reasonably necessary to safeguard said Alcatel Equipment.

- Not to dispose of any of the Alcatel Equipment unless with the Local Agent's express written permission, unless pursuant to Article 6 hereof, to the transfer of the Alcatel Equipment to O.P.T.B. or to the delivery of said Alcatel Equipment by virtue of a court or administrative decision, such delivery automatically entailing total and definitive release from all commitments undertaken in connection with said Alcatel Equipment.

- To the extent that it is reasonably practicable, have affixed to the Alcatel Equipment a plate indicating the clerk of the commercial court where recordation took place, and the recordation date and number. The plate must be mounted as a fixture and clearly visible as soon as the suppliers have delivered the Alcatel Equipment to the Lienor. The plate may not be voluntarily destroyed, removed or recovered by the Lienor before the lien is lifted or recordation has been expunged.

The parties agree further that the Lienor, who shall remain the owner of said Alcatel Equipment, shall bear all costs inherent in its storage and protection in connection with this agreement.



ARTICLE 6 - TRANSFER

The Lienor will be authorized, subject to applicable formalities provided under Benin law and by the uniform acts of the OHADA, to transfer the pledged Alcatel Equipment to a wholly-owned subsidiary of Titan, incorporated in conformity with Benin law.

The prior authorization of the lien beneficiary required by Article 97 of the Uniform Act for the Organization of Sureties mentioned above is considered to be granted by this agreement.

                                       4                             TRANSLATION


This subsidiary of the Lienor will substitute itself for the Lienor in the performance of the obligations resulting herefrom.



ARTICLE 7 -FORECLOSURE OF LIEN

In the event of a default in payment of the amounts due by the Borrower under the Agreement and fifteen (15) Days after notice served by the Local Agent on the Lienor by a process server, remaining uncured, and subject to the terms of
Article 16 of the Agreement, the Local Agent, on behalf of the Banks, Arranger, International Agent and Local Agent, may proceed with the forced public sale of the Alcatel Equipment, in order to obtain the foreclosure of its lien on the Alcatel Equipment in accordance with the provisions of Article 56.1 of the Uniform Act on the Organization of Sureties.



ARTICLE 8 - TERM

The Lienor grants this lien to the Local Agent, on behalf of the Banks, Arranger, International Agent and Local Agent until repayment in full of all amounts due to the Banks, Arranger, International Agent and Local Agent by the Borrower under the Agreement in principal, interest, late-payment interest, costs, fees and incidental expenses, and it will automatically become null and void once said repayment is made in full.


Further, the Local Agent undertakes to take any measure or action necessary in order to obtain the release of the lien on the Alcatel Equipment as soon as said repayment is made in full.



ARTICLE 9 - EFFECTIVE DATE

This agreement will take effect only after the Board of Directors of the B.O.A.D. has authorized the B.O.A.D.'s participation in the Facility for the FCFA equivalent of FRF 50,000,000 (fifty million French francs).



ARTICLE 10 - DOMICILE

For the performance of this agreement which, by express agreement, is governed by the laws of Benin, the parties elect domicile in the jurisdiction of the court of first instance of Cotonou, at the following addresses:

                            The Lienor:
                            Agnes Campbell, Esq.
                            Cabinet Campbell, Maga,
                            B.P. 111
                            RP Cotonou
                            Republic of Benin

                                       5                             TRANSLATION


with copy for information only to Fabrice Rue, Esq., Cabinet Cariddi Mee Rue, Avocats Associes, 12 rue de la Paix, 75002 Paris, telephone:
00.33.1.42.61.57.71, fax: 00.33.1.42.61.79.21.

The Local Agent elects domicile at its registered office as first above written.



ARTICLE 11 - RECORDATION - FORMALITIES

Within fifteen (15) Days from the execution of this agreement, the Local Agent, on behalf of the Banks, Arranger, International Agent and Local Agent, shall, at the Lienor's expense, register this deed with the Tax Authority and, also at the Lienor's costs, make recordation at the registry of commerce and credit at the court of first instance of Cotonou. It is expressly agreed as between the parties that any default by the Local Agent in fulfilling the formalities provided for by this agreement shall not constitute an event of acceleration under Clause 16(9) of the Agreement.

All duties, taxes, levies, fines, penalties and other incidental expenses or costs that may arise from this lien and its performance, shall be borne by the Lienor.



ARTICLE 12 - GOVERNING LAW AND JURISDICTION

This agreement is governed by the laws of Benin. The parties agree that any litigation concerning the validity, performance or interpretation of this agreement will be submitted to the courts of Cotonou, the Local Agent retaining the option to file its action before any other Benin court that may have [subject-matter] jurisdiction.


For the performance of this agreement which, by express agreement, is governed by the laws of Benin, the parties elect domicile at their respective addresses as set forth in the premises of this agreement, and submit to the jurisdiction of the courts of Cotonou. The Local Agent reserves the right to file a claim before any Benin Court having [subject-matter] jurisdiction at its discretion.



Executed in Cotonou, on December 10, 1999

in six copies (including two for registration, and one for the registry of commerce and credit.

TITAN AFRICA, INC.(1)                                   BANK OF AFRICA BENIN




--------------------                                    ------------------------
Mr. Ray H. Guillaume                                    Mr. Rene Formey de Saint
Its Assistant Treasurer                                 Louvent
                                                        Its General Manager
                                                        (DIRECTEUR GENERAL)

(l) Precede signature with the hand-written words "for lien" and affix the company stamp.

                                       6                             TRANSLATION


                   ATTACHMENT 1: LIST OF BANKS, THE ARRANGER,
                  THE INTERNATIONAL AGENT, AND THE LOCAL AGENT




Africa Merchant Bank             6, Avenue Velasquez - 75008 Paris, France
(Arranger)

Banque Belgolaise                Cantersteen I - 1000 Bruxelles, Belgique
(International Agent)

Bank of Africa Benin             08 BP 0879 Tri Postal Avenue Jean-Paul II
(Local Agent)                    BP 2020 Cotonou - Republique du  Benin

Banque Ouest Africaine pour le   68, Avenue de la Liberation
Developpement                    BP 1172 - Lome (Togo)

Banque Internationale du Benin   Carrefour des 3 Banques, Avenue Giran
                                 03 BP - 2098 Jericho Cotonou
                                 Republique du Benin

Continental Bank Benin           Carrefour des 3 Banques Avenue Jean-Paul II
                                 BP 2020 Cotonou
                                 Republique du Benin

Eco Bank Benin                   Rue du Gouverneur Bayol
                                 BP 1280 Cotonou
                                 Republique du Benin

Bank of Africa                   Benin 08 BP 0879 Tri Postal Avenue Jean-Paul II
                                 BP 2020 Cotonou - Republique du Benin

                                       7                             TRANSLATION



                     ATTACHMENT 2: LIST OF ALCATEL EQUIPMENT

                                       8                             TRANSLATION



                         ATTACHMENT 3: PAYMENT SCHEDULE
                           AND EVENTS OF ACCELERATION



Upon the request of a Majority of the Banks, and after notifying the Borrower, the Local Agent shall be entitled to refuse any new Drawdown under the Agreement and/or to demand immediate (re)payment of all outstanding principal, interest, late-payment interest, costs, fees and incidental expenses and all other amounts due under this Agreement, without summons, reminder or any judicial or extra-judicial formality, upon the occurrence of any following events, unless such event no longer exists on the date the Local Agent notifies the Borrower of the acceleration event and/or refuses a new Drawdown:

1) In the event that the Borrower fails to pay any amount due under the Agreement on its due date, if the Borrower does not remedy such non-performance within 15 Days after notice is given to it to remedy such non-performance;

2) In the event that one or more of the representations and warranties made by the Borrower in connection with this Agreement ceases to be accurate or in force;

3) In the event that one or more of the obligations of or covenants undertaken by the Borrower or the Guarantor in connection with this Agreement ceases to be valid or in force;

4) In the event that any license to import into Benin with respect to any material portion of the Equipment ceases to be substantially valid or in force;

5) In the event that any event occurs which substantially affects the Project and jeopardizes repayment of the Facility;

6) In the event that the Borrower does not perform one or more of the other obligations under this Agreement within fifteen (15) days after notice requiring it to remedy such non-performance;

7) In the event of a change in the Borrower's ownership structure or a merger, spin-off or dissolution of the Borrower;

8) In the event of discontinuation of the Borrower's business; or a significant change in the Borrower's core business; or the Borrower's court-ordered liquidation; or

9) In the event that any of the guarantees listed in Clauses 11.1 to 11.4 ceases to be valid and enforceable under the terms of the Agreement in whole or in part and for any reason whatsoever, except in the event that the Local Agent does not fulfill the formalities set forth in APPENDIX 11.3.1A and in APPENDIX 11.3.1B.

                                                                     TRANSLATION


                                  APPENDIX 11.4



--------------------------------------------------------------------------------
                          TITAN AFRICA FACILITY ACCOUNT
                                PLEDGE AGREEMENT
--------------------------------------------------------------------------------


BY AND BETWEEN THE UNDERSIGNED:


1) TITAN AFRICA, INC., a company organized under the laws of the State of Delaware (United States of America) having its principal offices at 3033 Science Park Road, San Diego, California 92121 (United States of America), incorporated on December 16, 1998, represented by Mr. Ray H. Guillaume, in his capacity as Assistant Treasurer, duly authorized for the purpose hereof, hereinafter referred to as the "Borrower",

                                                        PARTY OF THE FIRST PART,




2) BANK OF AFRICA BENIN, a company organized under the laws of Benin with a capital of FCFA 3,600,000,000 having its registered office at 08 BP 0879 Tri Postal Avenue Jean-Paul II, Cotonou, Republic of Benin, registered with the Registry of Commerce of Cotonou under number 15,053 B, represented by Mr. Rene Formey de Saint Louvent, General Manager (DIRECTEUR GENERAL), duly authorized for the purpose hereof, acting in its own name and on behalf of the Banks, a list of which is attached hereto as ATTACHMENT 1.


                                   hereinafter referred to as the "Local Agent",

                                                       PARTY OF THE SECOND PART.



RECITALS:

1. The Borrower wishes to have access to a facility (hereinafter the "Facility") to finance the realization of a telecommunications development project in Benin under a BUILD CO-OPERATE TRANSFER contract with the Office des Postes et Telecommunications du Benin (hereinafter referred to as "O.P.T.B.") dated August 17, 1999, and to execute to this end an agreement dated December 10, 1999 with the Banks, Arranger, International Agent, Local Agent and O.P.T.B. (hereinafter the "Agreement").

                                       2                             TRANSLATION



2. It has been agreed to open an account pledged in favor of the Banks intended to receive the funds in FCFA made available to the Borrower by the Local Agent in FCFA and the repayments made by the Borrower.


           Known as the Titan Africa Facility Account, this account is opened in the Borrower's name on the Local Agent's books under number
           _______________.

3. One of the conditions precedent to the coming into force of the Agreement is that this account must be pledged.

4. Terms starting with a capital letter and not defined herein have the same meaning as defined in the Agreement.



NOW THEREFORE IT HAS BEEN AGREED AS FOLLOWS:



ARTICLE 1 - PLEDGE


Subject to Clause 5.5 of the Agreement, the Borrower herewith pledges the balance of the Titan Africa Facility Account to the Banks, in order to guarantee all amounts owed by the Borrower to the Banks under the Agreement, in principal, interest, late-payment interest, costs, fees and incidental expenses.


ARTICLE 2 - OPERATION OF PLEDGED ACCOUNT


2.1. At the time of a Drawdown of the loan under the Agreement, the Titan Africa Facility Account shall be credited with the amounts lent by the Banks. This account shall subsequently be debited pursuant to the terms of the Agreement. However, the Local Agent reserves the right not to make such debits should one or more of the acceleration events provided for in Article 16 of the Agreement occur.

2.2. The Titan Africa Facility Account shall in no event be overdrawn and the Borrower and the Local Agent undertake not to take actions which could cause said account to be overdrawn.

2.3 The pledge created hereby shall be automatically cancelled upon repayment or payment of all amounts owed by the Borrower under the Agreement, and the balance of the Titan Africa Project Account will be immediately paid to the Borrower free of any claim, surety or encumbrance whatsoever in favor of the Banks, Arranger, International Agent and Local Agent.

           The parties agree that the terms of Clause 10.2 of the Agreement are expressly incorporated herein. In the case of any inconsistency between the Agreement and

                                       3                             TRANSLATION


           this agreement, it is expressly agreed between the parties that the terms of the Agreement shall prevail between the parties.


ARTICLE 3 - INTEREST

All funds credited to the Titan Africa Facility Account with the Local Agent shall bear interest at rates defined by separate agreement between the Borrower and the Local Agent.



ARTICLE 4 - INFORMATION

The Local Agent shall provide the Borrower with:

   - a monthly statement of accumulated interest, within a week after the end of the month in question,

   - a monthly account statement, within a week after the end of the month in question,

   - at the Borrower's request, information on the balance of the Titan Africa Facility Account during the term of the loan under the Agreement.


ARTICLE 5 - NOTICES AND DOMICILE

All notices, agreements and communications relating hereto shall be sent in French, with a copy in English if the addressee is the Borrower, and sent by facsimile, air mail, international express courier or tested telex to:

           The Borrower     : Titan Africa, Inc.
           Address          : 3033 Science Park Road, San Diego, California
                              92121, U.S.A.
           Telephone        : 001 (858) 552 9786
           Fax              : 001 (858) 552 9802
           Attn.            : Mr. Ray H. Guillaume


           Local Agent      : Bank of Africa Benin
           Address          : 08 BP 0879 Tri Postal Avenue Jean-Paul II,
                              Cotonou, Republic of Benin
           Telex            : 5079
           Attn.            : Mr. Rene Formey de Saint Louvent


For the purpose of this Agreement, the Borrower irrevocably appoints:

                              Agnes Campbell, Esq.
                             Cabinet Campbell, Maga
                               BP 111, RP Cotonou
                                Republic of Benin

                                       4                             TRANSLATION


as its agent to receive, on its behalf, all summons and other legal instruments that may be served during any legal proceedings, with a copy for information only to Fabrice Rue, Esq., Cariddi, Mee, Rue, Avocats Associes, 12 rue de la Paix, 75002 Paris, telephone 00 (33)1 42 61 57 71, fax 00 (33)1 42 61 79 21.


The Borrower's election of domicile shall not bar application of the provisions in the first paragraph of this Article.


The Local Agent elects domicile at its registered office.



ARTICLE 6 - REGISTRATION AND SERVICE


This deed may be registered and served on the Local Agent.

A bearer hereof shall be invested with all powers necessary to register and serve notice of this pledge.

The costs of serving this pledge shall be borne by the Borrower.



ARTICLE 7 - GOVERNING LAW AND JURISDICTION


7.1.       This agreement is governed by Benin law.

7.2. Any dispute regarding, in particular, the validity, interpretation or performance of this Agreement shall be referred to the courts of Cotonou, the Borrower acknowledging that the Local Agent is entitled to file a claim before any other Benin court that may have [subject-matter] jurisdiction.

7.3. The Borrower waives any claim to jurisdictional or enforcement immunity to which it may be entitled in respect of itself or its assets.




Executed in Cotonou, December 10, 1999
in two originals



--------------------                                    --------------------
Bank of Africa Benin                                    Titan Africa, Inc.
Mr. Rene Formey de Saint Louvent                        Mr. Ray H. Guillaume

                                       5                             TRANSLATION


                           ATTACHMENT 1: LIST OF BANKS





Banque Ouest
Africaine pour le
Developpement

Banque Internationale
du Benin

Continental Bank Benin

Eco Bank Benin

Bank of Africa
Benin

                                                                     TRANSLATION



                                  APPENDIX 11.5


                               [letterhead paper]


                               Cotonou, __________



                                            His Excellency the Finance Minister

                                            Cotonou



Excellency,


Within the framework of an investment program designed to increase the capacity of the telephony network and to improve access to telecommunications services for the Benin population, O.P.T.B. has entrusted Titan Africa, Inc. (hereinafter "Titan"), under a BUILD CO-OPERATE AND TRANSFER agreement dated August 17, 1999, with the task of supplying O.P.T.B. turnkey telecommunications equipment designed to extend and modernize fixed, traditional and cellular telephony networks and to provide technical assistance for the installation and operation of this equipment.


Part of the equipment covered by the contract must be manufactured by Alcatel Contracting SA. and, to finance its manufacture, Titan has obtained from a syndicate of Benin and WAEMU (UEMOA) banks, for which Banque Belgolaise is the International Agent, a loan facility in CFA Francs with the equivalent value of FRF 300,000,000, which is to be repaid from revenues generated by the operation of said equipment, which will be domiciled on an account opened on the books of a local bank.


Within this framework, O.P.T.B. was also led to issue an independent and autonomous first demand guaranty to guarantee the facility repayment obligations incumbent on Titan.


The foreseeable term of the facility's operation makes it necessary for O.P.T.B.'s obligations resulting therefrom to remain binding in the event of a change in the legal or regulatory framework of the telecommunications sector and O.P.T.B.'s spin-off for privatization purposes.


To this end, we request your undertaking, in favor of Banque Belgolaise, to include in the obligations of the buyer of O.P.T.B. shares and/or assets within the framework of the privatization operations, the continuation of the obligations undertaken by O.P.T.B. in connection with the BCT Contract or in application thereof, in particular those undertaken with Bank Belgolaise.

                                       2                             TRANSLATION


We would be grateful if you would send your reply directly to Banque Belgolaise, 6 avenue Velasquez, Paris, to the attention of Mr. Idelphonse Affogbolo, with copies to us.



In looking forward to a favorable reply to our request,



We remain, most respectfully yours,



-------------------------------             ------------------------------
O.P.T.B.                                    Titan Africa, Inc.
Represented by Mr. Barthelemy Agnan         Represented by Mr. Ray H. Guillaume





cc: Mr. Idelphonse Affogbolo (Banque Belgolaise)

                                                                     TRANSLATION


                                  APPENDIX 11.6


                               [letterhead paper]


                                            Cotonou,  __________



                                            His Excellency the Finance Minister

                                            Cotonou



Excellency,


Within the framework of an investment program designed to increase the capacity of the telephony network and to improve access to telecommunications services for the Benin population, O.P.T.B. has entrusted Titan Africa, Inc. (hereinafter "Titan"), under a BUILD CO-OPERATE AND TRANSFER agreement dated August 17, 1999, with the task of supplying turnkey telecommunications equipment designed to extend and modernize fixed, traditional and cellular telephony networks and to provide technical assistance with the installation and operation of this equipment.



Part of the equipment covered by the contract must be manufactured by Alcatel Contracting S.A. and, to finance its manufacture, Titan has obtained from a syndicate of Benin and WAEMU (UEMOA) banks, for which Banque Belgolaise is the International Agent, a loan facility in CFA Francs with the equivalent value of FRF 300,000,000, which is to be repaid from operating revenues generated by the operation of said equipment, which revenues will be domiciled on an account opened on the books of a local bank.



Within this framework, the amounts in FCFA used to pay Alcatel Contracting SA and for payment of the fees owed to the International Agent will need to be converted into French francs or Euros and transferred outside of Benin.



Accordingly, we are respectfully requesting that you grant prior authorization in favor of Titan to carry out said conversion and transfer operations whenever necessary during the entire term of the Facility in order to realize such operations as required until repayment in full.



We are entirely at your disposal and at the disposal of your staff as you proceed with examining our request, in particular to provide additional information.

                                       2                             TRANSLATION


We would be grateful if you would send your reply directly to Banque Belgolaise, 6 avenue Velasquez, Paris, to the attention of Mr. Idelphonse Affogbolo, with copies to us.



In looking forward to a favorable reply to our request,



We remain, most respectfully yours,






-------------------------------             -----------------------------------
O.P.T.B.                                    Titan Africa, Inc.
Represented by Mr. Barthelemy Agnan         Represented by Mr. Ray H. Guillaume




cc : Mr. Idelphonse Affogbolo (Banque Belgolaise)

                                                                     TRANSLATION



                                 APPENDIX 14-8A



              FORM OF LEGAL OPINION TO BE PROVIDED BY THE BORROWER




                                  [letterhead]



                                  Cotonou, December 10, 1999



                                  AMB - Banque Belgolaise
                                  6, avenue Velasquez
                                  75008 Paris

                                  ATTN. MESSRS. IDELPHONSE AFFOGBOLO AND
                                  JOEL KRIEF



                                  LEGAL OPINION


Dear Sirs,


This opinion is provided to you in order to certify the compliance with the law of Benin of the Loan Facility Agreement and its appendices dated December 10, 1999 (hereinafter the "Agreement"), which Banque Belgolaise, a stock corporation (SOCIETE ANONYME) with a registered capital of BEF 1,000,000,000, having its registered office at Cantersteen I, 1000 Brussels, Belgium, acting through its Paris branch, registered in the Paris Registry of Commerce and Companies under number B 411.858.731 and domiciled at 6, avenue Velasquez, 75008 Paris, and its investment banking division "Africa Merchant Bank", has concluded with Titan Africa, Inc., a stock corporation organized under the laws of the State of Delaware (United States of America), having its registered office at 3033 Science Park Road, San Diego, California 92121 (United States of America), incorporated on December 16, 1998.

The terms defined in the Agreement used in this legal opinion have the same meanings as they have in the Agreement.

                                       2                             TRANSLATION


Accordingly, I have examined:

1) An executed version of the Agreement, of which the 21 appendices are as follows:


- APPENDIX 1.A:         Powers of Attorney of the Banks' Representatives;

- APPENDIX 1.B:         Amount and Percentage of the Banks' Participations;

- APPENDIX 1.C:         Alcatel Equipment List;

- APPENDIX 1.D:         Titan Equipment List;

- APPENDIX 1.E:         Excerpt from the Financial Model;

- APPENDIX 4.1A:        Form of First Drawdown Notice;

- APPENDIX 4.1B:        Form of Drawdown Notice;

- APPENDIX 6.2:         Form of Notice of Assignment or Transfer;

- APPENDIX 10.1.1:      Payment Schedule;

- APPENDIX 10.1.2.1:    Use and Amortization Table;

- APPENDIX 10.1.2.3A:   Division of Project Revenues;

- APPENDIX 10.1.2.3B:   O.P.T.B. Account Pledge Agreement;

- APPENDIX 11.1.4:      Project Account Pledge Agreement;

- APPENDIX 11.2:        Form of First Demand Guaranty of Guarantor;

- APPENDIX 11.3.1A:     Alcatel Equipment Lien Agreement;

- APPENDIX 11.3.1B:     Additional Alcatel Equipment Lien Agreement;

- APPENDIX 11.4:        Titan Africa Facility Account Pledge Agreement;

- APPENDIX 11.5:        Form of letter from the Borrower and O.P.T.B. to the
                        Finance Minister of Benin with respect to the continuity of O.P.T.B.'s commitments;

- APPENDIX 11.6:        Form of letter from the Borrower and O.P.T.B. to the
                        Finance Minister of Benin with respect to the transferability of amounts in FCFA;

- APPENDIX 14.8A:       Form of legal opinion to be provided by the Borrower.

                                       3                             TRANSLATION


- APPENDIX 14.8B:       Form of legal opinion to be provided by OPTB.

2) The Constitution of the Republic of Benin;

3) All treaties, laws, rules, government orders, decrees, regulations, judgments and other documents the consultation of which I considered necessary for the opinion expressed below.

I am authorized to practice law in Benin and do not express an opinion concerning any other law than Benin law.

In the light of the foregoing and based on Benin law concepts that I consider important:

I - I certify, first, that:

a) The Borrower has the power and authority, under the laws of Benin, to execute and perform the Agreement and in particular to borrow by virtue thereof and, in general, to comply with the provisions of the Agreement to be performed or complied with by said Borrower,

b) No authorization from a government entity in Benin is necessary to execute or perform the Agreement or to ensure its validity, legality or admissibility as evidence, or to establish lender's rights,

c) The Borrower's execution and performance of the Agreement do not violate the Constitution, laws, government orders, regulations and decrees of Benin, the international treaties to which Benin is a party, notably the OHADA Treaty, uniform acts under OHADA or Benin public policy,

d) The Agreement, duly executed by the Borrower, will constitute a valid legal obligation, that is binding on the Borrower and may be enforced against said Borrower on its terms,

e) The Borrower is not entitled, by virtue of the Constitution, or the laws, government orders and decrees of Benin or the international treaties to which Benin is a party, to any jurisdictional or enforcement immunity for any legal proceedings (whether summons, writ, order, prejudgment seizure or attachment, enforcement seizure, enforcement of a judgment or any other proceeding). Recognition of the absence of jurisdictional or enforcement immunity and acceptance of the jurisdiction of the French courts in the district of the Paris Court of Appeals are irrevocably binding on the Borrower and a judgment pronounced by such a court in connection with the Agreement may be enforced by the courts of Benin (a judicial co-operation agreement existing between France and Benin),

f) No tax, levy, duty, rebate, charge or withholding is imposed on the Borrower by Benin or any political subdivision or tax authority thereof
       (i) because of the execution or delivery of the Agreement or any other document to be supplied by virtue of said Agreement with the exception of what is stated in paragraph II herebelow, or (ii) on any payment to be made by the Borrower in accordance with the Agreement,

g) To make sure that the Agreement can be applied or admitted in Benin as evidence, it is not necessary to file or register the Agreement or any other document with a court or

                                       4                             TRANSLATION


       any other authority in Benin or pay a stamp duty or similar tax in connection with the Agreement,

h) The Agreement is in legally valid form under the law of Benin for the purpose of enforcing it against the Borrower under Benin law,

i) The choice of French law as the principal governing law of the Agreement is valid under the laws of Benin.

II - Secondly, Clause 11.3.1. of the Agreement stipulated that the Borrower will grant the Banker, Arranger, International Agent and Local Agent, on the terms of the Alcatel Equipment Lien Agreement and Additional Alcatel Equipment Lien Agreement, liens on the Equipment corresponding to Phases 2 to 5 of the project covered by the BCT Contract, subject to the formalities set forth in paragraph d) herebelow.

a) The Borrower has the power and authority, under the laws of Benin, to execute and perform lien agreements as set forth in Appendices 11.3.1A and 11.3.1B,

b) The lien provisions stipulated in Appendices 11.3.1A and 11.3.1B, duly signed by the Borrower, will constitute a valid legal obligation that will be binding on the Borrower on their terms,

c) The Borrower is not entitled, by virtue of the Constitution or the laws, government orders, regulations and decrees of Benin or the international treaties to which Benin is a party, to any jurisdictional or enforcement immunity for any judicial proceedings (whether summons, writ, order, prejudgment seizure or attachment, enforcement seizure, enforcement of a judgment or any other proceeding).

d) To ensure that a lien agreement under the terms set forth in Appendices 11.3.1A and 11.3.1B can be applied or admitted in Benin as evidence, said agreement must be evidenced by notarized or private deed duly recorded with the [office of the clerk of court] subject to recordation and stamp taxes. The lien agreement must then be registered with the registry of commerce and credit at the court of first instance of Cotonou.



This legal opinion is established exclusively for Banque Belgolaise and its advisors.

Yours sincerely,

                                                 Signature

                                                                     TRANSLATION




                                 APPENDIX 14-8B



                FORM OF LEGAL OPINION TO BE PROVIDED BY O.P.T.B.






                                  [letterhead]



                                  Cotonou, December 10, 1999



                                  AMB - Banque Belgolaise
                                  6, avenue Velasquez
                                  75008 Paris

                                  ATTN. MESSRS. IDELPHONSE AFFOGBOLO AND
                                  JOEL KRIEF




                                  LEGAL OPINION


Dear Sirs,

This opinion is provided to you in order to certify the compliance with the law of Benin of the Loan Facility Agreement and its appendices dated December 10, 1999 (hereinafter the "Agreement"), which Banque Belgolaise, a stock corporation (SOCIETE ANONYME) with a registered capital of BEF 1,000,000,000, having its registered office at Cantersteen I, 1000 Brussels, Belgium, acting through its Paris branch, registered in the Paris Registry of Commerce and Companies under number B 411.858.731 and domiciled at 6, avenue Velasquez, 75008 Paris, and its investment banking division "Africa Merchant Bank", has concluded with Titan Africa, Inc., a stock corporation organized under the laws of the State of Delaware (United States of America), having its registered office at 3033 Science Park Road, San Diego, California 92121 (United States of America), incorporated on December 16, 1998.

The terms defined in the Agreement used in this legal opinion have the same meanings as they have in the Agreement.

                                       2                             TRANSLATION


Accordingly, I have examined:

1) An executed version of the Agreement, of which the 21 appendices are as follows:


- APPENDIX 1.A:         Powers of Attorney of the Banks' Representatives;

- APPENDIX 1.B:         Amount and Percentage of the Banks' Participations;

- APPENDIX 1.C:         Alcatel Equipment List;

- APPENDIX 1.D:         Titan Equipment List;

- APPENDIX 1.E:         Excerpt from the Financial Model;

- APPENDIX 4.1A:        Form of First Drawdown Notice;

- APPENDIX 4.1B:        Form of Drawdown Notice;

- APPENDIX 6.2:         Form of Notice of Assignment or Transfer;

- APPENDIX 10.1.1:      Payment Schedule;

- APPENDIX 10.1.2.1:    Use and Amortization Table;

- APPENDIX 10.1.2.3A:   Division of Project Revenues;

- APPENDIX 10.1.2.3B:   O.P.T.B. Account Pledge Agreement;

- APPENDIX 11.1.4:      Project Account Pledge Agreement;

- APPENDIX 11.2:        Form of First Demand Guaranty of Guarantor;

- APPENDIX 11.3.1A:     Alcatel Equipment Lien Agreement;

- APPENDIX 11.3.1B:     Additional Alcatel Equipment Lien Agreement;

- APPENDIX 11.4:        Titan Africa Facility Account Pledge Agreement;

- APPENDIX 11.5:        Form of letter from the Borrower and O.P.T.B. to the
                        Finance Minister of Benin with respect to the continuity of O.P.T.B.'s commitments;

- APPENDIX 11.6:        Form of letter from the Borrower and O.P.T.B. to the
                        Finance Minister of Benin with respect to the transferability of amounts in FCFA;

- APPENDIX 14.8A:       Form of legal opinion to be provided by the Borrower.

- APPENDIX 14.8B:       Form of legal opinion to be provided by O.P.T.B.


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                                       3                             TRANSLATION


2) The Constitution of the Republic of Benin;

3) All treaties, laws, rules, government orders, decrees, regulations, judgments and other documents the consultation of which I considered necessary for the opinion expressed below.

I am authorized to practice law in Benin and do not express an opinion concerning any other law than Benin law.

In the light of the foregoing and based on Benin law concepts that I consider important:

I - I certify, first, that:

a) O.P.T.B. has the power and authority, under the laws of Benin, to execute and perform the Agreement, in particular, to comply with the provisions of the Agreement to be performed or complied with by O.P.T.B.,

b) No authorization from a government entity in Benin is necessary to execute or perform the Agreement or to ensure its validity, legality or admissibility as evidence, or to establish lender's rights,

c) The O.P.T.B.'s execution and performance of the Agreement do not violate the Constitution, laws, government orders, regulations and decrees of Benin, the international treaties to which Benin is a party, notably the OHADA Treaty, uniform acts under OHADA or Benin public policy,

d) The Agreement, duly executed by O.P.T.B., will constitute a valid legal obligation that is binding on O.P.T.B. and may be enforced against it in accordance with its terms,

e) O.P.T.B. is not entitled, by virtue of the Constitution, or the laws, government orders and decrees of Benin or the international treaties to which Benin is a party, to any jurisdictional or enforcement immunity for any legal proceedings (whether summons, writ, order, prejudgment seizure or attachment, enforcement seizure, enforcement of a judgment or any other proceeding). Recognition of the absence of jurisdictional or enforcement immunity and acceptance of the jurisdiction of the French courts in the district of the Paris Court of Appeals are irrevocably binding on O.P.T.B. and a judgment pronounced by such a court in connection with the Agreement may be enforced by the courts of Benin (a judicial co-operation agreement existing between France and Benin),

f) No tax, levy, duty, rebate, charge or withholding is imposed on O.P.T.B. by Benin or any political subdivision or tax authority thereof (i) because of the execution or delivery of the Agreement or any other document to be supplied by virtue of said Agreement with the exception of what is stated in paragraph II herebelow, or (ii) on any payment to be made by O.P.T.B. in accordance with the Agreement,

g) To make sure that the Agreement can be applied or admitted in Benin as evidence, it is not necessary to file or register the Agreement or any other document with a court or any other authority in Benin or pay a stamp duty or similar tax in connection with the Agreement,


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                                       4                             TRANSLATION


h) The Agreement is in legally valid form under the law of Benin for the purpose of enforcing it against O.P.T.B. under Benin law,

i) The choice of French law as the principal governing law of the Agreement is valid under the laws of Benin.

II -  Secondly, Clause 11.2 of the Agreement providing [SIC] that O.P.T.B.
      will give the Banks, Arranger, International Agent and Local Agent, in the terms of the Form of First Demand Guaranty attached to the Agreement, an independent and autonomous first demand guaranty for the payment of all amounts owed by the Borrower under the Agreement, including and without limitation, in principal, interest, late-payment interest, costs, fees and accessories.

a) O.P.T.B. has the power and authority, under the laws of Benin, to execute and perform a first demand guaranty in the terms of Appendix 11.2,

      However, under the terms of O.P.T.B.'s bylaws, only the board of directors can grant such guaranty. It may be executed by a power of attorney granted by the General Manager (DIRECTEUR GENERAL) of O.P.T.B. which is the executive representative of O.P.T.B.,

b) The first demand guaranty in the form of Appendix 11.2, duly executed by O.P.T.B. will constitute a legal obligation, valid and binding on the same, in accordance with the terms thereof,

c) O.P.T.B. is not entitled, under the Constitution or the laws, government orders and decrees of Benin, or the international agreements to which Benin is a party, from any jurisdictional or enforcement immunity for any legal proceeding (whether it be for a summons, an order, a pre-judgment seizure or attachment, an enforcement seizure, enforcement of a judgment or any other proceeding).

d)    To ensure that a first demand guaranty in the terms set forth in Appendix
      11.2 can be applied or admitted in Benin as evidence, it is not necessary to file or register the document in which it is recorded or any other document with a court or any other authority in Benin or pay stamp duty or similar tax in connection with said agreement. However, the guaranty can be filed with a notary public.

III - Thirdly, I certify that Clause 10.1.2.3 providing [SIC] that O.P.T.B.
      shall grant in favor of the Banks, Arranger, International Agent and Local Agent a pledge of the O.P.T.B. Account opened on the books of the Local Agent and on which shall be immediately paid the O.P.T.B.'s share of the Distributable Revenues, in accordance with the Form of the O.P.T.B. Account Pledge Agreement in Appendix 10.1.2.3B of the Agreement,

a) The O.P.T.B. has the power and authority, under the laws of Benin, to execute and perform an account pledge agreement in the terms of Appendix 10.1.2.3B, subject to O.P.T.B.'s board of directors' consent to such pledge and grant of signature power to its General Manager (DIRECTEUR GENERAL).

b) The pledge on the account in the terms of Appendix 10.1.2.3B, duly executed by O.P.T.B. will constitute a legal obligation, valid and binding on O.P.T.B. in accordance with its terms.

                                       5                             TRANSLATION


c) O.P.T.B. is not entitled, under the Constitution or the laws, government orders and decrees of Benin, or the international Agreements to which Benin is a party, to any jurisdictional or enforcement immunity for any legal proceeding (whether it be for a summons, an order, a pre-judgment seizure or attachment, an enforcement seizure, enforcement of a judgment or any other proceeding).

d) To ensure that a pledge agreement in the terms set forth in Appendix 10.1.2.3B can be applied or admitted in Benin as evidence, it is not necessary to file or register the document in which it will be recorded or any other document with a court or any other authority in Benin or pay stamp duty or similar tax in connection with said agreement.

      However, the pledge can be recorded at the [clerk of the court] in Cotonou upon payment of tax.


This legal opinion is established exclusively for Banque Belgolaise and its advisors.

Yours sincerely,





                                                Signature